UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811- 21331
Wells Fargo Advantage Multi-Sector Income Fund
(Exact name of registrant as specified in charter)
525 Market St., San Francisco, CA 94105
(Address of principal executive offices) (Zip code)
C. David Messman
Wells Fargo Funds Management, LLC
525 Market St., San Francisco, CA 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-643-9691
Date of fiscal year end: October 31, 2010
Date of reporting period: October 31, 2010

ITEM 1. REPORT TO SHAREHOLDERS

WELLS FARGO ADVANTAGE FUNDS

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Annual Report

October 31, 2010

WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND

(formerly Evergreen Multi-Sector Income Fund)

This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

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Contents

Letter to Shareholders	2

Portfolio of Investments	5

Financial Statements
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Statement of Cash Flows	25
Financial Highlights	26

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	36

Other Information	37

Automatic Dividend Reinvestment Plan	43

List of Abbreviations	44
The views expressed are as of October 31, 2010. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage Multi-Sector Income Fund.
NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2 Wells Fargo Advantage Multi-Sector Income Fund	Letter to Shareholders
Karla M. Rabusch,
President
Wells Fargo Advantage Funds
During the period, investors had to weigh positive earnings from companies against more questionable macroeconomic news.
Dear Valued Shareholder,
We are pleased to provide you with this annual report for the Wells Fargo Advantage Multi-Sector Income Fund for the 12-month period that ended October 31, 2010. Leading up to the beginning of the period, a series of extraordinary financial and economic events affected markets in the United States and throughout the world. During the period, investors had to weigh positive earnings from companies against more questionable macroeconomic news. High unemployment in developed nations and rising sovereign debt in many countries created concerns that economies could once again slip into recession. However, the equity markets ended the period with a strong rally in September and October that sent most indexes higher than when the period began.
Concerns shifted from corporate to sovereign debt.
After hitting their lows in March 2009 due to the continued effects of the financial crisis, stock markets around the world staged a recovery. In the fourth quarter of 2009, however, developments in the sovereign debt sector threatened to bring the rally to a halt, as the credit crisis spread from financial institutions to countries. In the United States and parts of Europe and Asia, governments were able to bail out companies that overextended themselves, providing a necessary backstop that staved off default and, even worse, financial collapse. A few countries, however, found themselves overextended, and questions surfaced regarding their solvency. The government of Dubai was rescued by a $10 billion infusion from Abu Dhabi, while speculation attended every bond offering from Greece, Ireland, Spain, and even Great Britain showed signs of financial stress, with investors concerned about whether those countries would be able to repay their debts. Beyond solvency, the question was about what effects this sovereign debt overhang would have on future growth, given that economic recovery in many parts of the world was strongly dependent on continued government backing. While the overall amount of potentially affected debt was small, it does show that investors were becoming concerned about the potential shortfall between government spending and tax receipts.
After a setback in January, the market recovery resumed, only to falter again in April.
In spite of the sovereign debt troubles, the markets still continued the general upward swing that began with the rally in March 2009. That rally was partially spurred on by the promise of continued government support of world economies in a time of crisis. With the crisis largely over by the end of 2009, the question became about whether or not economies could achieve a sustainable growth rate in the absence of government stimulus. This question was made all the more tangible by China’s withdrawal of several stimulus measures in the first quarter of 2010, especially in its automobile and housing markets. The markets reacted negatively to the prospect of China tightening up on its potentially overheating economy. Combined with the sovereign debt problems and weakened currencies, especially the euro, stock markets fell throughout January, with the MSCI EAFE® Index1 down more than 8% by the first week of February 2010.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage Multi-Sector Income Fund 3
In what would become a pattern, growing optimism at the corporate level was repeatedly displaced by unease over the macroeconomic picture. Investors became more optimistic on expectations of corporate earnings growth and improving economic indicators. Increased merger and acquisition activity, as well as the recovery of financing for complex deals, also spoke to a growing optimism at the corporate level. Countering the more positive, company-specific news, unemployment remained high in the United States and in European countries, and sovereign debt problems escalated in the spring of 2010. Because of the heightened focus on fiscal deficits, many euro zone countries announced austerity programs to begin to address their long-term issues. However, the immediate effect eroded economic growth expectations, causing investors to price in a probability of a “double-dip” recession and leading to a market correction in the second quarter of 2010. Sovereign debt markets finally stabilized in May 2010 after long and difficult negotiations between the International Monetary Fund (IMF) and the healthy central banks within the euro zone led to a $1 trillion backstop fund for Greece and the region.
The equity markets rallied to close the period.
After a volatile summer, the markets broke out of a narrow trading range in September and October and finished the 12-month period on a strong note. In effect, the worst-case scenario of a double-dip recession failed to happen, as corporate earnings reports continued to show strength and the global economy maintained a modest growth rate. It seemed investors became resigned to a prolonged period of slow growth, and many regained a risk appetite for higher-yielding securities.
Economies will likely continue to grow, with clear differences between developed nations and the faster-growing emerging markets.
Questions remain about whether the sustainability of a global economic recovery will continue if unemployment remains high and if governments withdraw their fiscal and monetary stimulus programs. Unemployment is still stubbornly high in the United States and the euro area, at 9.6% and 10.1%, respectively, as of October 31, 2010, putting burdens on consumers and governments. The slower growth rate of developed nations, meanwhile, may make it difficult to establish solid employment gains. Additionally, some economies—especially the more overheated Asian economies of China and India—are showing signs of increasing inflation. China has already signaled that government stimulus programs supporting its economy will need to be withdrawn or at least scaled back, which will be a test of whether the recovery has reached a sustainable footing.
By the end of the reporting period, the consensus shifted from expectations of a double-dip recession to resignation that several of the major world economies are likely in for a prolonged period of slow growth. The IMF projected that advanced economies will grow only 2.2% in 2011, due to tight fiscal constraints and high unemployment. Emerging markets, by contrast, are expected to grow at

4 Wells Fargo Advantage Multi-Sector Income Fund	Letter to Shareholders
All in all, investors should be prepared for more subdued economic growth, given the headwinds faced by many countries and consumers. Balancing that, many companies are holding up well, with solid earnings that we feel can support their valuations.
a more robust rate of 7.1% in 2011. All in all, investors should be prepared for more subdued economic growth, given the headwinds faced by many countries and consumers. Balancing that, many companies are holding up well, with solid earnings that we feel can support their valuations.
Maximize value by focusing on sustainable growth and higher quality.
For the Wells Fargo Advantage Multi-Sector Income Fund, our global strategic view continues to favor an underweight of the debt and currencies of the old, industrialized, lower-yielding economies with structural problems and being overweight in those economies with higher yields but that also have healthier, more sustainable growth, lower deficits, and central banks that may have the ability to maneuver freely.
Within the high-yield sleeve, positioning remains higher in quality, with a focus on companies that generate free cash flow and have the ability to deleverage absent market liquidity conditions. The current environment has been very supportive of lower-quality issues, as liquidity has been abundant and refinancing debt has been easy. We believe that the risks of weaker credits are no longer being appropriately compensated and, with interest rates at extremely low levels, interest-rate sensitivity is not being fully compensated for the risk either. Therefore, the holdings have been gradually positioned away from interest-rate-sensitive issues and instead positioned into issues that we feel are higher in quality.
Don’t let short-term volatility derail long-term investment goals.
The period saw renewed volatility and a correction across the global financial markets. However, we believe that the significant rebound experienced over the past 18 months underscores the importance of maintaining a focus on long-term investment goals through periods of volatility so investors don’t miss potential periods of strong recovery.
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. Please visit us at wellsfargo.com/advantagefunds for more information about our funds and other investment products available to you. Thank you for your continued support of Wells Fargo Advantage Funds.
Sincerely,
Karla M. Rabusch
President
Wells Fargo Advantage Funds

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Multi-Sector Income Fund 5

Principal	Security Name	Interest Rate	Maturity Date	Value
Agency Securities: 30.61%

Federal Home Loan Bank: 1.84%
$7,877,457	FHLB¤±	2.63%	12/01/2034	$8,234,837
3,588,837	FHLB¤±	2.74	06/01/2035	3,773,234
563,453	FHLB±	2.84	11/01/2030	589,212
295,709	FHLB±	2.99	07/01/2033	297,098

				12,894,381

Federal Home Loan Mortgage Corporation: 10.07%
2,053,799	FHLMC±	2.60	08/01/2035	2,151,077
5,861,681	FHLMC±	2.63	09/01/2035	6,126,340
5,969,300	FHLMC¤±	2.63	08/01/2035	6,283,235
560,913	FHLMC±	2.70	09/01/2032	587,532
15,881,885	FHLMC¤±	2.70	04/01/2034	16,591,527
205,553	FHLMC±	2.71	10/01/2033	215,270
460,245	FHLMC±	2.74	07/01/2032	465,021
365,561	FHLMC±	2.76	10/01/2030	384,021
3,772,336	FHLMC±	2.82	01/01/2038	3,947,703
5,384,018	FHLMC±	2.86	01/01/2036	5,606,530
444,549	FHLMC±	2.95	08/01/2030	465,581
241,096	FHLMC±	2.98	06/01/2033	241,820
7,125,941	FHLMC¤±	3.05	09/01/2038	7,454,095
22,202	FHLMC±	3.12	10/01/2030	22,900
84,680	FHLMC±	3.15	12/01/2026	85,824
3,874,575	FHLMC±	3.23	06/01/2036	4,039,853
75,893	FHLMC±	3.59	10/01/2022	77,911
4,338	FHLMC±	3.70	05/01/2019	4,371
3,136,530	FHLMC±	4.22	10/01/2037	3,215,840
59,174	FHLMC±	4.24	06/01/2018	59,288
3,265,500	FHLMC¤±	4.34	12/01/2035	3,422,767
150,173	FHLMC±	4.64	01/01/2027	157,811
572,271	FHLMC±	5.05	07/01/2035	605,599
69,959	FHLMC	8.50	04/01/2015	72,618
155,920	FHLMC	8.50	07/01/2028	181,905
89,508	FHLMC	8.50	03/01/2030	99,854
108,082	FHLMC Series 0196 Class A±	1.11	12/15/2021	108,167
2,675,333	FHLMC Series 1383¤±	5.84	02/01/2037	2,853,453
107,244	FHLMC Series 2390 Class FD±	0.71	12/15/2031	107,596
135,751	FHLMC Series 2411 Class F±	0.81	02/15/2032	136,504
4,587,448	FHLMC Series 2431 Class F±	0.76	03/15/2032	4,608,381
231,431	FHLMC Series 2567 Class FH±	0.66	02/15/2033	231,864

				70,612,258

Federal National Mortgage Association: 18.58%
110,593	FNMA±	1.35	04/01/2028	113,481
298,125	FNMA±	1.68	10/01/2034	304,469
8,369	FNMA±	2.13	04/01/2019	8,430
1,847,628	FNMA±	2.35	10/01/2035	1,897,353
2,349,578	FNMA¤±	2.39	12/01/2035	2,415,171
71,441	FNMA±	2.45	12/01/2031	74,391
4,000,000	FNMA±	2.49	06/01/2035	4,176,890
118,789	FNMA±	2.50	12/01/2026	124,662
6,158,427	FNMA¤±	2.53	03/01/2035	6,420,464
160,507	FNMA±	2.54	06/01/2024	167,976
3,024,165	FNMA±	2.55	01/01/2036	3,155,385
3,019,100	FNMA¤±	2.55	08/01/2036	3,117,333

6 Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—October 31, 2010

Principal	Security Name	Interest Rate	Maturity Date	Value
Federal National Mortgage Association (continued)
$5,251,996	FNMA¤±	2.57%	04/01/2034	$5,494,134
191,354	FNMA±	2.57	06/01/2029	200,222
250,416	FNMA±	2.60	07/01/2038	261,073
2,680,529	FNMA¤±	2.60	07/01/2038	2,810,747
37,613	FNMA±	2.61	07/01/2026	39,479
45,199	FNMA±	2.62	12/01/2028	45,553
385,916	FNMA±	2.62	02/01/2035	405,146
78,867	FNMA±	2.63	07/01/2033	78,998
101,205	FNMA±	2.67	06/01/2031	105,689
6,804,775	FNMA¤±	2.67	08/01/2039	7,124,569
351,423	FNMA	2.68	07/01/2048	367,823
59,084	FNMA±	2.70	12/01/2029	62,016
251,528	FNMA±	2.71	08/01/2030	264,144
241,192	FNMA±	2.73	05/01/2030	252,515
168,044	FNMA±	2.73	03/01/2033	176,020
11,881,812	FNMA¤±	2.77	10/01/2034	12,416,812
260,320	FNMA±	2.81	01/01/2026	271,872
203,528	FNMA±	2.86	09/01/2032	214,097
1,885,392	FNMA¤±	2.88	07/01/2036	1,979,962
2,380,790	FNMA¤±	2.90	04/01/2036	2,482,634
3,662,932	FNMA¤±	2.93	05/01/2035	3,854,750
4,487,775	FNMA±	3.02	10/01/2033	4,713,886
187,485	FNMA±	3.03	09/01/2027	197,394
2,092,441	FNMA±	3.03	04/01/2017	2,156,972
12,263,713	FNMA±	3.04	05/01/2036	12,875,645
137,295	FNMA±	3.04	04/01/2033	144,053
3,148,173	FNMA±	3.06	08/01/2035	3,314,791
747,095	FNMA±	3.10	12/01/2017	769,796
3,963,688	FNMA¤±	3.10	01/01/2038	4,025,508
1,024,470	FNMA±	3.21	05/01/2036	1,051,371
50,260	FNMA±	3.25	01/01/2017	51,997
1,732,569	FNMA±	3.33	02/01/2017	1,787,997
104,918	FNMA±	3.42	07/01/2030	109,882
603,574	FNMA±	3.48	03/01/2034	631,039
111,331	FNMA±	3.60	10/01/2029	116,069
26,681	FNMA±	3.60	01/01/2015	27,495
74,759	FNMA±	3.62	08/01/2028	77,947
9,488	FNMA±	3.75	12/01/2016	9,732
69,561	FNMA±	3.82	01/01/2030	72,350
2,658,786	FNMA¤±	3.85	07/01/2038	2,795,048
3,003,546	FNMA%%±	4.07	07/01/2035	3,129,787
6,377,348	FNMA¤±	4.41	02/01/2035	6,590,791
17,971	FNMA±	4.50	03/01/2034	18,773
693,471	FNMA±	4.61	04/01/2031	728,515
49,223	FNMA±	4.65	12/01/2036	51,406
3,467,278	FNMA¤±	4.87	04/01/2034	3,564,511
1,518,956	FNMA±	4.88	12/01/2034	1,583,049
480,587	FNMA±	4.95	01/01/2034	494,913
14,048	FNMA±	5.11	12/01/2022	14,816
235,685	FNMA±	5.21	11/01/2024	249,183
113,413	FNMA±	5.28	04/01/2025	113,692
1,606,945	FNMA¤±	5.39	02/01/2036	1,691,265
228,926	FNMA±	5.62	08/01/2027	230,064
5,754	FNMA±	6.00	05/01/2021	6,037
9,960	FNMA±	6.00	08/01/2021	10,551
196,583	FNMA	6.00	04/01/2033	218,440

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Multi-Sector Income Fund 7

Principal	Security Name	Interest Rate	Maturity Date	Value
Federal National Mortgage Association (continued)
$267,776	FNMA±	6.11%	12/01/2013	$271,685
2,310,236	FNMA¤±	6.13	09/01/2037	2,495,203
106,954	FNMA±	6.14	12/01/2020	113,937
2,962,438	FNMA¤±	6.16	09/01/2032	3,076,580
67,844	FNMA	6.50	11/01/2032	76,692
188,618	FNMA	7.50	07/01/2017	207,506
14,661	FNMA	7.50	10/01/2028	14,734
169,858	FNMA	7.50	11/01/2028	197,508
46,433	FNMA	7.50	02/01/2030	53,196
107,616	FNMA	7.50	09/01/2030	120,349
23,277	FNMA	7.50	07/01/2032	26,658
20,962	FNMA	8.00	12/01/2024	21,333
130,968	FNMA	8.00	06/01/2030	148,877
25,318	FNMA	12.00	01/01/2016	28,438
61,703	FNMA Series 1996-46 Class FA±	0.78	08/25/2021	62,163
764,031	FNMA Series 2001-25 Class Z	6.00	06/25/2031	852,725
37,231	FNMA Series 2001-35 Class F±	0.86	07/25/2031	37,557
37,483	FNMA Series 2001-57 Class F±	0.76	06/25/2031	37,682
291,052	FNMA Series 2001-T10 Class A2	7.50	12/25/2041	334,801
239,206	FNMA Series 2002-77 Class FH±	0.66	12/18/2032	239,952
5,604,390	FNMA Series 2002-95 Class FK±	0.76	01/25/2033	5,636,819
83,511	FNMA Series 2002-97 Class FR±	0.81	01/25/2033	83,973
1,438,416	FNMA Series 2003-W8 Class 3F2±	0.61	05/25/2042	1,439,841
73,556	FNMA Series G91-16 Class F±	0.73	06/25/2021	73,986
140,144	FNMA Series G92-17 Class F±	1.33	03/25/2022	143,373

				130,304,593

Government National Mortgage Association: 0.12%
84,329	GNMA	6.50	06/15/2028	96,052
43,997	GNMA	7.25	07/15/2017	48,663
136,030	GNMA	7.25	08/15/2017	149,813
66,855	GNMA	7.25	09/15/2017	73,946
212,702	GNMA	7.25	10/15/2017	234,489
46,036	GNMA	7.25	11/15/2017	50,406
68,820	GNMA	7.25	01/15/2018	76,410
36,058	GNMA	7.25	02/15/2018	39,880
18,623	GNMA	7.25	05/15/2018	20,330
26,093	GNMA Series 2001-61 Class FA±	0.76	09/20/2030	26,102

				816,091

Total Agency Securities (Cost $209,324,916)				214,627,323

Collateralized Mortgage Obligations: 1.51%
4,616,143	American Home Mortgage Assets Series 2006-2 Class 1A1	1.31	09/25/2046	2,434,980
1,340,000	Banc of America Commercial Mortgage Incorporated Series 2006-03 Class AM	5.81	07/10/2044	1,232,831
1,820,000	Greenwich Capital Commercial Funding Corporation Series 2006-GG7 Class AM	5.88	07/10/2038	1,827,603
3,570,000	Lehman XS Trust Series 2006-18N Class A5A±	0.43	12/25/2036	1,320,061
1,866,000	Morgan Stanley Capital I Trust Series 2006-IQ12 Class AM	5.37	12/15/2043	1,801,703
810,000	Morgan Stanley Capital I Trust Series 2006-IQ12 Class AMFX	5.37	12/15/2043	784,077
1,220,000	Wachovia Bank Commercial Mortgage Trust Series 2006-C23 Class AM(l)	5.47	01/15/2045	1,220,946

Total Collateralized Mortgage Obligations (Cost $11,316,162)				10,622,201

8 Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—October 31, 2010

Principal	Security Name	Interest Rate	Maturity Date	Value
Corporate Bonds and Notes: 53.89%

Consumer Discretionary: 8.67%

Auto Components: 0.82%
$1,895,000	Cooper Tire & Rubber Company	7.63%	03/15/2027	$1,781,300
468,000	Goodyear Tire & Rubber Company	8.75	08/15/2020	512,460
3,010,000	Goodyear Tire & Rubber Company	10.50	05/15/2016	3,446,450

				5,740,210

Diversified Consumer Services: 1.48%
1,795,000	Carriage Services Incorporated	7.88	01/15/2015	1,812,950
900,000	Service Corporation International	7.00	06/15/2017	958,500
3,965,000	Service Corporation International	7.50	04/01/2027	3,915,438
475,000	Service Corporation International	8.00	11/15/2021	517,750
2,890,000	StoneMor Partners LP††	10.25	12/01/2017	3,200,675

				10,405,313

Hotels, Restaurants & Leisure: 1.72%
650,000	AMC Entertainment Incorporated	8.75	06/01/2019	696,313
1,025,000	Ameristar Casinos Incorporated	9.25	06/01/2014	1,109,563
135,000	Boyd Gaming Corporation	7.75	12/15/2012	135,675
1,375,000	Chukchansi Economic Development Authority††±	4.12	11/15/2012	873,125
525,000	DineEquity Incorporated††	9.50	10/30/2018	559,125
3,375,000	Greektown Superholdings††	13.00	07/01/2015	3,720,938
1,250,000	Pinnacle Entertainment Incorporated	7.50	06/15/2015	1,243,750
485,000	Scientific Games Corporation	9.25	06/15/2019	529,256
335,000	Shingle Springs Tribal Gaming Authority††	9.38	06/15/2015	227,800
950,000	Speedway Motorsports Incorporated	8.75	06/01/2016	1,035,500
1,750,000	Yonkers Racing Corporation††	11.38	07/15/2016	1,916,250

				12,047,295

Household Durables: 0.01%
68,000	Sealy Corporation††	10.88	04/15/2016	77,775

Internet & Catalog Retail: 0.06%
390,000	QVC Incorporated††	7.50	10/01/2019	419,250

Media: 3.65%
1,310,000	Cablevision Systems Corporation	8.63	09/15/2017	1,478,663
8,410,929	CCH II LLC	13.50	11/30/2016	10,072,087
500,000	CCO Holdings LLC††	8.13	04/30/2020	540,000
904,000	Charter Communications Incorporated Step Bond††ºº	8.00	04/30/2012	961,630
5,140,000	Charter Communications Incorporated Step Bond††ºº	10.88	09/15/2014	5,859,600
480,000	DISH DBS Corporation	7.88	09/01/2019	526,200
675,000	Gray Television Incorporated	10.50	06/29/2015	704,531
300,000	Interactive Data Corporation††	10.25	08/01/2018	328,125
525,000	Lin Television Corporation	8.38	04/15/2018	562,406
2,475,000	Regal Cinemas Corporation	8.63	07/15/2019	2,642,063
1,315,000	Salem Communications	9.63	12/15/2016	1,436,638
425,000	XM Satellite Radio Holdings Incorporated††	13.00	08/01/2013	506,813
1,526,000	Young Broadcasting Incorporated^^	8.75	01/15/2014	15
940,000	Young Broadcasting Incorporated^^	10.00	03/01/2011	9

				25,618,780

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Multi-Sector Income Fund 9

Principal	Security Name	Interest Rate	Maturity Date	Value
Multiline Retail: 0.09%
$585,000	Saks Incorporated	9.88%	10/01/2011	$617,175

Specialty Retail: 0.54%
3,175,000	American Achievement Corporation††	8.25	04/01/2012	3,175,000
205,000	American Achievement Corporation Senior Discount Note Step Bondºº	10.25	10/01/2012	204,488
375,000	Rent-A-Center Incorporated††	6.63	11/15/2020	378,750

				3,758,238

Textiles, Apparel & Luxury Goods: 0.30%
1,865,000	Oxford Industries Incorporated	11.38	07/15/2015	2,121,438

Consumer Staples: 0.96%

Beverages: 0.26%
1,475,000	Anheuser-Busch InBev††	6.88	11/15/2019	1,843,390

Food Products: 0.70%
1,452,000	Dole Food Company Incorporated	13.88	03/15/2014	1,791,405
1,490,000	Smithfield Foods Incorporated	7.00	08/01/2011	1,540,288
1,370,000	Smithfield Foods Incorporated††	10.00	07/15/2014	1,578,925

				4,910,618

Energy: 7.09%

Energy Equipment & Services: 1.73%
110,000	Bristow Group Incorporated	6.13	06/15/2013	111,100
985,000	Bristow Group Incorporated	7.50	09/15/2017	1,021,938
630,000	Cleaver-Brooks Incorporated††	12.25	05/01/2016	661,500
1,625,000	GulfMark Offshore Incorporated	7.75	07/15/2014	1,653,438
1,810,000	Hercules Offshore Incorporated††	10.50	10/15/2017	1,402,750
2,345,000	Hornbeck Offshore Services Incorporated Series B	6.13	12/01/2014	2,345,000
2,230,000	Hornbeck Offshore Services Incorporated Series B	8.00	09/01/2017	2,260,663
460,000	Parker Drilling Company	9.13	04/01/2018	483,000
2,200,000	PHI Incorporated††	8.63	10/15/2018	2,216,500

				12,155,889

Oil, Gas & Consumable Fuels: 5.36%
615,000	Alon Refining Krotz Springs Incorporated	13.50	10/15/2014	599,625
2,250,000	Chesapeake Energy Corporation	9.50	02/15/2015	2,610,000
125,000	Cloud Peak Energy Resources	8.25	12/15/2017	135,938
225,000	Cloud Peak Energy Resources	8.50	12/15/2019	247,500
675,000	Coffeyville Resources††	9.00	04/01/2015	723,938
1,350,000	Coffeyville Resources††	10.88	04/01/2017	1,437,750
825,000	Consol Energy Incorporated††	8.25	04/01/2020	919,875
445,000	El Paso Corporation††	6.50	09/15/2020	464,242
175,000	El Paso Corporation	6.88	06/15/2014	189,617
175,000	El Paso Corporation	7.00	06/15/2017	190,757
250,000	El Paso Corporation	7.25	06/01/2018	277,388
800,000	El Paso Corporation	7.42	02/15/2037	783,851
1,000,000	El Paso Corporation	7.75	01/15/2032	1,070,872
1,850,000	El Paso Corporation	7.80	08/01/2031	1,979,330
1,700,000	Energy Transfer Equity LP	7.50	10/15/2020	1,853,000
725,000	Ferrellgas Partners LP	9.13	10/01/2017	801,125
770,000	Forest Oil Corporation	7.25	06/15/2019	809,463
535,000	Forest Oil Corporation	8.50	02/15/2014	592,513
1,895,000	Holly Corporation	9.88	06/15/2017	2,075,025
3,435,000	Peabody Energy Corporation	7.88	11/01/2026	3,881,550

10 Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—October 31, 2010

Principal	Security Name	Interest Rate	Maturity Date	Value
Oil, Gas & Consumable Fuels (continued)
$790,000	Petrohawk Energy Corporation	7.88%	06/01/2015	$837,400
495,000	Petrohawk Energy Corporation	10.50	08/01/2014	565,538
1,220,000	Pioneer Natural Resources Company	7.50	01/15/2020	1,374,085
2,885,000	Plains Exploration & Production Company	8.63	10/15/2019	3,202,350
250,000	Regency Energy Partners	6.88	12/01/2018	261,875
2,265,000	Sabine Pass LNG LP	7.25	11/30/2013	2,180,063
2,200,000	Sabine Pass LNG LP	7.50	11/30/2016	2,032,250
2,640,000	SandRidge Energy Incorporated	8.75	01/15/2020	2,745,600
635,000	Stallion Oilfield Holdings Incorporated††	10.50	02/15/2015	666,750
990,000	Tesoro Corporation	7.50	07/17/2012	987,802
945,000	Tesoro Corporation	9.75	06/01/2019	1,048,950

				37,546,022

Financials: 12.11%

Capital Markets: 1.18%
800,000	E*TRADE Financial Corporation	7.38	09/15/2013	795,000
4,291,000	E*TRADE Financial Corporation	12.50	11/30/2017	4,966,833
2,200,000	Nuveen Investments Incorporated	5.50	09/15/2015	1,870,000
675,000	Nuveen Investments Incorporated	10.50	11/15/2015	705,375

				8,337,208

Commercial Banks: 0.32%
1,925,000	CapitalSource Incorporated††	12.75	07/15/2014	2,271,500

Consumer Finance: 8.37%
1,600,000	American General Finance Corporation	5.40	12/01/2015	1,300,000
125,000	American General Finance Corporation	5.75	09/15/2016	100,313
125,000	American General Finance Corporation	6.50	09/15/2017	99,688
1,550,000	American General Finance Corporation	6.90	12/15/2017	1,290,375
850,000	Blue Acquisition Incorporated††	9.88	10/15/2018	915,875
1,000,000	Calpine Construction Finance Corporation††	8.00	06/01/2016	1,082,500
7,935,000	CIT Group Incorporated	7.00	05/01/2013	8,034,188
1,245,000	CIT Group Incorporated	7.00	05/01/2014	1,251,225
1,000,000	CIT Group Incorporated	7.00	05/01/2016	996,250
2,390,000	Clearwire Communications Finance Corporation††	12.00	12/01/2015	2,649,275
2,815,000	Ford Motor Credit Company LLC	9.88	08/10/2011	2,983,855
2,000,000	General Electric Capital Corporation	7.63	12/10/2014	1,614,559
1,298,000	GMAC LLC	6.75	12/01/2014	1,359,655
59,000	GMAC LLC	6.88	09/15/2011	60,918
1,244,000	GMAC LLC	6.88	08/28/2012	1,306,200
3,620,000	GMAC LLC	7.50	12/31/2013	3,873,400
810,000	GMAC LLC	8.00	11/01/2031	881,463
2,055,000	GMAC LLC††	8.30	02/12/2015	2,239,950
1,312,551	Homer City Funding LLC	8.73	10/01/2026	1,187,859
370,000	HSBC Finance Corporation	7.00	03/27/2012	626,541
1,265,000	International Lease Finance Corporation	4.75	01/13/2012	1,279,231
1,800,000	International Lease Finance Corporation	5.30	05/01/2012	1,827,000
705,000	International Lease Finance Corporation	5.75	06/15/2011	712,931
460,000	International Lease Finance Corporation	6.38	03/25/2013	473,800
900,000	International Lease Finance Corporation††	8.63	09/15/2015	1,012,500
3,745,000	JBS USA Finance Incorporated	11.63	05/01/2014	4,423,781
2,800,000	LBI Escrow Corporation††	8.00	11/01/2017	3,066,000
2,010,000	Level 3 Financing Incorporated	10.00	02/01/2018	1,924,575
350,000	Nielsen Finance LLC††	7.75	10/15/2018	362,688

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Multi-Sector Income Fund 11

Principal	Security Name	Interest Rate	Maturity Date	Value
Consumer Finance (continued)
$925,000	Nielsen Finance LLC	11.50%	05/01/2016	$1,063,750
55,000	Nielsen Finance LLC Senior Discount Note Step Bondºº	12.25	08/01/2016	56,031
350,000	Sable Inernational Finance Limited	7.75	02/15/2017	375,813
5,985,000	Sprint Capital Corporation	6.88	11/15/2028	5,640,863
2,420,000	Sprint Capital Corporation	8.38	03/15/2012	2,586,375

				58,659,427

Diversified Financial Services: 0.41%
2,655,000	Leucadia National Corporation	8.13	09/15/2015	2,897,269

Insurance: 0.21%
875,000	Emigrant Bancorp Incorporated††	6.25	06/15/2014	728,928
725,000	Hub International Holdings Incorporated††	10.25	06/15/2015	726,813

				1,455,741

Real Estate Investment Trusts: 1.36%
5,560,000	Dupont Fabros Technology Incorporated	8.50	12/15/2017	6,018,700
235,000	Host Hotels & Resorts LP	9.00	05/15/2017	264,963
800,000	Omega Healthcare Investors Incorporated††	6.75	10/15/2022	828,000
965,000	Omega Healthcare Investors Incorporated	7.00	04/01/2014	984,300
500,000	Omega Healthcare Investors Incorporated	7.00	01/15/2016	517,500
859,000	Ventas Incorporated	9.00	05/01/2012	916,859

				9,530,322

Thrifts & Mortgage Finance: 0.26%
1,740,000	Provident Funding Associates LP††	10.25	04/15/2017	1,809,600

Health Care: 2.28%

Health Care Equipment & Supplies: 0.44%
540,000	Biomet Incorporated	10.38	10/15/2017	602,100
2,200,000	Biomet Incorporated	11.63	10/15/2017	2,477,750

				3,079,850

Health Care Providers & Services: 1.56%
1,090,000	Apria Healthcare Group Incorporated	11.25	11/01/2014	1,203,088
800,000	Community Health Systems Incorporated	8.88	07/15/2015	856,000
820,000	HCA Incorporated	7.88	02/01/2011	830,250
150,000	HCA Incorporated	8.50	04/15/2019	168,750
225,000	HCA Incorporated	9.13	11/15/2014	235,828
2,945,000	HCA Incorporated	9.25	11/15/2016	3,187,963
2,156,000	HCA Incorporated	9.63	11/15/2016	2,344,650
400,000	Healthsouth Corporation	7.25	10/01/2018	417,000
400,000	Healthsouth Corporation	7.75	09/15/2022	422,500
525,000	Omnicare Incorporated	6.88	12/15/2015	538,125
700,000	Sabra Healthcare Corporation††	8.13	11/01/2018	724,500

				10,928,654

Pharmaceuticals: 0.28%
375,000	Mylan Incorporated††	7.63	07/15/2017	412,500
450,000	Mylan Incorporated††	7.88	07/15/2020	501,750
900,000	Pfizer Incorporated	5.35	03/15/2015	1,043,842

				1,958,092

12 Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—October 31, 2010

Principal	Security Name	Interest Rate	Maturity Date	Value
Industrials: 4.50%

Aerospace & Defense: 1.69%
$1,980,000	Alliant Techsystems Incorporated	6.75%	04/01/2016	$2,054,250
340,000	Digitalglobe Incorporated	10.50	05/01/2014	384,200
475,000	GenCorp Incorporated	9.50	08/15/2013	484,500
485,000	Geoeye Incorporated	9.63	10/01/2015	540,169
1,440,000	Hexcel Corporation	6.75	02/01/2015	1,465,200
1,140,000	Kratos Defense & Security Solutions Incorporated	10.00	06/01/2017	1,265,400
2,115,000	L-3 Communications Holdings Incorporated	5.88	01/15/2015	2,157,300
2,784,000	L-3 Communications Holdings Incorporated	6.38	10/15/2015	2,867,520
635,000	Wyle Services Corporation††	10.50	04/01/2018	630,238

				11,848,777

Commercial Services & Supplies: 1.82%
275,000	Brickman Group Holdings††	9.13	11/01/2018	283,250
1,945,000	Casella Waste Systems Incorporated	11.00	07/15/2014	2,151,656
815,000	Corrections Corporation of America	6.25	03/15/2013	823,150
1,270,000	Corrections Corporation of America	7.75	06/01/2017	1,381,125
125,000	Energy Solutions Incorporated LLC††	10.75	08/15/2018	136,563
1,200,000	Geo Group Incorporated	7.75	10/15/2017	1,309,500
295,000	Interface Incorporated Class A	11.38	11/01/2013	342,200
400,000	Iron Mountain Incorporated	6.75	10/15/2018	545,586
1,385,000	Iron Mountain Incorporated	8.38	08/15/2021	1,552,931
1,150,000	Kar Holdings Incorporated±	4.47	05/01/2014	1,075,250
225,000	Kar Holdings Incorporated	10.00	05/01/2015	237,938
1,800,000	NCO Group Incorporated	11.88	11/15/2014	1,530,000
1,355,000	SGS International Incorporated	12.00	12/15/2013	1,415,975

				12,785,124

Machinery: 0.64%
500,000	Commercial Vehicle Group Incorporated	8.00	07/01/2013	455,000
2,152,365	Commercial Vehicle Group Incorporated¥	13.00	02/15/2013	2,206,174
1,315,000	CPM Holdings Incorporated††	10.63	09/01/2014	1,420,200
375,000	Titan International Incorporated††	7.88	10/01/2017	390,000

				4,471,374

Road & Rail: 0.27%
55,000	Kansas City Southern	8.00	06/01/2015	59,400
349,000	Kansas City Southern	13.00	12/15/2013	422,290
1,275,000	RailAmerica Incorporated	9.25	07/01/2017	1,412,063

				1,893,753

Transportation Infrastructure: 0.08%
520,000	United Maritime LLC	11.75	06/15/2015	519,350

Information Technology: 3.94%

Communications Equipment: 0.15%
1,285,000	Lucent Technologies Incorporated	6.45	03/15/2029	1,072,975

Electronic Equipment & Instruments: 1.97%
2,490,000	GCI Incorporated	7.25	02/15/2014	2,539,800
625,000	GCI Incorporated	8.63	11/15/2019	687,500
1,240,000	Intcomex Incorporated††	13.25	12/15/2014	1,312,850
5,275,000	Jabil Circuit Incorporated	8.25	03/15/2018	6,184,938
1,485,000	Kemet Corporation††	10.50	05/01/2018	1,633,500
1,285,000	Viasystem Group Incorporated††	12.00	01/15/2015	1,437,594

				13,796,182

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Multi-Sector Income Fund 13

Principal	Security Name	Interest Rate	Maturity Date	Value
Internet Software & Services: 0.45%
$1,010,000	Equinix Incorporated	8.13%	03/01/2018	$1,070,600
1,805,000	Terremark Worldwide Incorporated	12.00	06/15/2017	2,071,238

				3,141,838

IT Services: 1.23%
430,000	First Data Corporation	9.88	09/24/2015	363,350
2,381,885	First Data Corporation¥	10.55	09/24/2015	2,012,693
775,000	First Data Corporation	11.25	03/31/2016	563,813
1,230,000	iPayment Incorporated	9.75	05/15/2014	1,162,350
2,430,000	SunGard Data Systems Incorporated	10.25	08/15/2015	2,560,613
460,000	Unisys Corporation	12.50	01/15/2016	515,200
650,000	Unisys Corporation††	12.75	10/15/2014	783,250
510,000	Unisys Corporation††	14.25	09/15/2015	614,550

				8,575,819

Semiconductors & Semiconductor Equipment: 0.14%
975,000	Advanced Micro Devices Incorporated	5.75	08/15/2012	996,938

Materials: 4.07%

Chemicals: 1.86%
250,000	Chemtura Corporation††	7.88	09/01/2018	270,000
1,260,000	Huntsman International LLC	5.50	06/30/2016	1,252,125
8,981,937	Lyondell Chemical Company	11.00	05/01/2018	10,059,770
400,000	Rockwood Specialties Group Incorporated	7.63	11/15/2014	567,854
670,000	Solutia Incorporated	7.88	03/15/2020	739,513
125,000	Vertellus Specialties††	9.38	10/01/2015	134,531

				13,023,793

Construction Materials: 0.61%
620,000	CPG International Incorporated±	7.50	07/01/2012	620,000
1,900,000	CPG International Incorporated	10.50	07/01/2013	1,947,500
1,635,000	Headwaters Incorporated	11.38	11/01/2014	1,733,100

				4,300,600

Containers & Packaging: 0.64%
2,760,000	Exopack Holding Corporation	11.25	02/01/2014	2,870,400
95,000	Graham Packaging Company††	8.25	01/01/2017	98,563
1,450,000	Graham Packaging Company	9.88	10/15/2014	1,504,375

				4,473,338

Metals & Mining: 0.53%
905,000	California Steel Industries Incorporated	6.13	03/15/2014	898,213
2,485,000	Freeport-McMoRan Copper & Gold Incorporated	8.38	04/01/2017	2,811,156
3,170,000	Indalex Holdings Corporation^^	11.50	02/01/2014	24,726

				3,734,095

Paper & Forest Products: 0.43%
545,000	Clearwater Paper Corporation	10.63	06/15/2016	628,113
1,000,000	Georgia Pacific Corporation††	7.00	01/15/2015	1,043,750
1,080,000	Georgia Pacific Corporation††	8.88	05/15/2031	1,352,700

				3,024,563

14 Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—October 31, 2010

Principal	Security Name	Interest Rate	Maturity Date	Value
Telecommunication Services: 4.95%

Diversified Telecommunication Services: 2.78%
$210,000	Cincinnati Bell Incorporated	8.25%	10/15/2017	$213,150
4,155,000	Citizens Communications Company	7.88	01/15/2027	4,341,975
845,000	Frontier Communications Corporation	8.13	10/01/2018	963,300
200,000	Frontier Communications Corporation	8.25	05/01/2014	225,000
1,965,000	Frontier Communications Corporation	8.25	04/15/2017	2,240,100
525,000	Frontier Communications Corporation	8.50	04/15/2020	606,375
350,000	Intelsat Corporation	9.25	06/15/2016	374,500
795,000	Qwest Corporation	7.13	11/15/2043	789,038
1,040,000	Qwest Corporation	7.25	09/15/2025	1,133,600
1,370,000	Qwest Corporation	7.50	06/15/2023	1,376,850
230,000	Qwest Corporation	7.63	08/03/2021	240,350
2,875,000	Qwest Corporation	8.88	03/15/2012	3,155,313
700,000	SBA Telecommunications Incorporated††	8.00	08/15/2016	771,750
465,000	West Corporation	9.50	10/15/2014	487,088
2,330,000	Windstream Corporation	7.88	11/01/2017	2,545,525

				19,463,914

Wireless Telecommunication Services: 2.17%
225,000	CCO Holdings LLC††	7.75	05/01/2017	252,563
630,000	Cricket Communications Incorporated	7.75	05/15/2016	678,825
1,455,000	Cricket Communications Incorporated	9.38	11/01/2014	1,524,113
75,000	Crown Castle International Corporation	7.13	11/01/2019	82,500
325,000	Crown Castle International Corporation	9.00	01/15/2015	363,188
1,357,019	iPCS Incorporated±	3.72	05/01/2014	1,309,523
675,000	MetroPCS Communications Incorporated	7.88	09/01/2018	723,938
1,439,000	MetroPCS Communications Incorporated	9.25	11/01/2014	1,507,353
1,055,000	Sprint Nextel Corporation	6.90	05/01/2019	1,078,738
4,085,000	Sprint Nextel Corporation Series D	7.38	08/01/2015	4,100,319
2,335,000	Sprint Nextel Corporation Series F	5.95	03/15/2014	2,343,756
1,135,000	Telesat Canada Incorporated	11.00	11/01/2015	1,274,038

				15,238,854

Utilities: 5.32%

Electric Utilities: 1.76%
6,545,000	Aquila Incorporated Step Bondºº	11.88	07/01/2012	7,526,534
60,000	Edison Mission Energy	7.00	05/15/2017	44,250
1,260,000	Edison Mission Energy	7.20	05/15/2019	907,200
853,267	Energy Future Holdings Corporation¥	12.00	11/01/2017	550,357
1,835,000	Otter Tail Corporation	9.00	12/15/2016	1,988,681
15,000	PNM Resources Incorporated	9.25	05/15/2015	16,238
1,226,246	Reliant Energy Incorporated	9.24	07/02/2017	1,293,689

				12,326,949

Gas Utilities: 0.11%
275,000	Amerigas Partners LP	7.13	05/20/2016	286,688
257,000	Amerigas Partners LP	7.25	05/20/2015	265,353
200,000	Suburban Propane Partners LP	7.38	03/15/2020	212,750

				764,791

Independent Power Producers & Energy Traders: 3.45%
1,145,000	AES Corporation	8.88	02/15/2011	1,160,744
3,775,000	Calpine Construction Finance Corporation††	7.25	10/15/2017	3,926,000
2,165,000	Dynegy Holdings Incorporated	7.63	10/15/2026	1,299,000

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Multi-Sector Income Fund 15

Principal	Security Name	Interest Rate	Maturity Date	Value
Independent Power Producers & Energy Traders (continued)
$3,614,632	Mirant Mid-Atlantic LLC Series C	10.06%	12/30/2028	$4,021,278
2,325,000	Mirant North America LLC	7.38	12/31/2013	2,386,031
640,000	NRG Energy Incorporated	7.25	02/01/2014	655,200
2,025,000	NRG Energy Incorporated	7.38	02/01/2016	2,108,531
2,525,000	NRG Energy Incorporated	7.38	01/15/2017	2,632,313
1,615,000	NRG Energy Incorporated	8.50	06/15/2019	1,728,050
3,309,000	RRI Incorporated	6.75	12/15/2014	3,379,316
450,000	RRI Incorporated	7.63	06/15/2014	453,375
410,000	RRI Incorporated	9.68	07/02/2026	438,700

				24,188,538

Total Corporate Bonds and Notes (Cost $353,318,793)				377,830,621

Foreign Corporate Bonds@: 10.65%

Consumer Discretionary: 0.32%

Hotels, Restaurants & Leisure: 0.02%
100,000	R&R Ice Cream plc (EUR)%%(i)††	8.38	11/15/2017	139,180

Media: 0.18%
470,000	UPC Holding BV (EUR)	9.63	12/01/2019	706,478
400,000	Ziggo Bond Company BV (EUR)(i)††	8.00	05/15/2018	576,205

				1,282,683

Multiline Retail: 0.12%
500,000	Marks & Spencer Group plc (GBP)	6.38	11/07/2011	829,274

Consumer Staples: 0.44%

Food & Staples Retailing: 0.19%
750,000	Tesco plc (GBP)	5.50	12/13/2019	1,333,564

Tobacco: 0.25%
1,025,000	Imperial Tobacco Group plc (EUR)	8.38	02/17/2016	1,770,991

Financials: 8.15%

Capital Markets: 0.14%
560,000	Morgan Stanley (GBP)	5.38	11/14/2013	949,281

Commercial Banks: 5.31%
1,200,000	Bank Nederlandse Gemeenten (EUR)	3.88	11/04/2019	1,791,883
1,250,000	Deutsche Telekom International Finance (EUR)	4.25	07/13/2022	1,751,742
2,450,000	Eurofima (AUD)	6.25	12/28/2018	2,415,636
1,900,000	European Investment Bank (EUR)	3.13	04/15/2014	2,762,705
2,330,000	European Investment Bank (EUR)	3.13	03/03/2017	3,369,224
2,300,000	European Investment Bank (EUR)	4.25	10/15/2014	3,493,702
8,530,000	European Investment Bank (AUD)	6.13	01/23/2017	8,435,532
1,800,000	Instituto de Credito Oficial (EUR)	4.38	05/23/2012	2,576,191
950,000	International Bank for Reconstruction & Development (AUD)	5.75	10/01/2020	916,150
910,000	Kreditanstalt fur Wiederaufbau Bankengruppe (EUR)	3.88	01/21/2019	1,375,768
1,225,000	Kreditanstalt fur Wiederaufbau Bankengruppe (AUD)	6.25	12/04/2019	1,217,128
4,139,000	Kreditanstalt fur Wiederaufbau Bankengruppe (NZD)	6.38	02/17/2015	3,340,029
725,000	Rabobank Australia Limited (NZD)	6.25	11/22/2011	564,746
2,150,000	Rabobank Nederland (EUR)	4.25	01/16/2017	3,193,203

				37,203,639

16 Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—October 31, 2010

Principal	Security Name	Interest Rate	Maturity Date	Value
Consumer Finance: 0.84%
400,000	Ardagh Glass Finance (EUR)	8.75%	02/01/2020	$552,545
1,100,000	British American Tobacco Finance plc (EUR)	5.38	06/29/2017	1,728,945
335,000	Cemex Finance LLC (EUR)	9.63	12/14/2017	444,106
550,000	Inaer Aviation Finance Limited (EUR)††	9.50	08/01/2017	782,714
350,000	ISS Financing plc (EUR)	11.00	06/15/2014	535,843
400,000	Smurfit Kappa Funding plc (EUR)	7.25	11/15/2017	580,381
300,000	Virgin Media Finance plc (GBP)	8.88	10/15/2019	543,197
300,000	Wind Acquisition Finance SpA (EUR)	11.00	12/01/2015	438,417
200,000	Wind Acquisition Finance SpA (EUR)	11.75	07/15/2017	311,763

				5,917,911

Thrifts & Mortgage Finance: 1.86%
700,000	Nationwide Building Society (EUR)±	3.75	01/20/2015	982,755
35,965,912	Nykredit (DKK)	4.00	10/01/2041	6,523,147
30,380,178	Realkredit Danmark (DKK)	4.00	10/01/2041	5,526,787

				13,032,689

Health Care: 0.13%

Pharmaceuticals: 0.13%
600,000	Pfizer Incorporated (EUR)	4.75	06/03/2016	921,850

Industrials: 0.33%

Aerospace & Defense: 0.08%
380,000	Bombardier Incorporated (EUR)	7.25	11/15/2016	552,023

Building Products: 0.08%
350,000	HeidelbergCement AG (EUR)	8.00	01/31/2017	517,576

Commercial Services & Supplies: 0.08%
350,000	Exova†† (GBP)(a)	10.50	10/15/2018	560,823

Machinery: 0.05%
250,000	Savcio Holdings Limited (EUR)	8.00	02/15/2013	344,471

Trading Companies & Distributors: 0.04%
200,000	Rexel SA (EUR)	8.25	12/15/2016	301,325

Materials: 0.26%

Chemicals: 0.08%
400,000	Kerling plc (EUR)	10.63	02/01/2017	591,515

Containers & Packaging: 0.08%
400,000	Owens-Illinois European Group BV (EUR)	6.88	03/31/2017	570,638

Metals & Mining: 0.10%
500,000	New World Resources NV (EUR)	7.38	05/15/2015	691,203

Telecommunication Services: 0.43%

Diversified Telecommunication Services: 0.43%
1,275,000	France Telecom (EUR)	4.75	02/21/2017	1,943,925
725,000	Telstra Corporation Limited (EUR)	4.75	03/21/2017	1,097,408

				3,041,333

Utilities: 0.59%

Independent Power Producers & Energy Traders: 0.08%
335,000	Infinis plc (GBP)	9.13	12/15/2014	568,995

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Multi-Sector Income Fund 17

Principal	Security Name	Interest Rate	Maturity Date	Value
Multi-Utilities: 0.51%
1,225,000	National Grid plc (EUR)	4.38%	03/10/2020	$1,773,441
1,200,000	Veolia Environnement SA (EUR)	4.00	02/12/2016	1,761,461

				3,534,902

Total Foreign Corporate Bonds (Cost $68,836,194)				74,655,866

Foreign Government Bonds@: 19.87%
3,900,000	Australia Series 124 (AUD)	5.75	05/15/2021	3,974,850
6,650,000	Australia Series 25CI (AUD)	3.10	09/20/2025	7,084,699
8,500,000	Brazil (BRL)	12.50	01/05/2022	6,038,934
1,125,000	Caisse d’Amortissement de la Dette Sociale (EUR)	3.38	04/25/2021	1,606,657
700,000	Caisse d’Amortissement de la Dette Sociale (EUR)	4.25	04/25/2020	1,073,777
6,900,000	Canada (CAD)	3.75	06/01/2019	7,304,840
6,250,000	Canada (CAD)	4.00	06/01/2041	6,825,240
8,150,000	Canada Series 23 (CAD)	4.10	12/15/2018	8,708,729
98,350,000	Czech Republic (CZK)	5.00	04/11/2019	6,139,610
3,750,000	France (EUR)	3.50	04/25/2020	5,497,228
10,675,000	Germany (EUR)	4.25	07/04/2017	16,826,823
2,850,000,000	Korea (KRW)	5.25	09/10/2015	2,686,008
4,635,000,000	Korea (KRW)	5.25	03/10/2027	4,445,736
20,250,000	Malaysia (MYR)	3.84	08/12/2015	6,615,323
69,905,000	Mexico (MXN)	9.50	12/18/2014	6,542,028
1,475,000	Netherlands (EUR)	3.75	01/15/2023	2,231,508
7,805,000	New Zealand (NZD)	6.00	12/15/2017	6,302,868
28,730,000	Norway (NOK)	4.25	05/19/2017	5,314,177
16,950,000	Poland (PLN)	5.50	04/25/2015	6,010,341
1,425,000	Slovenia (EUR)	4.63	09/09/2024	2,160,465
67,650,000	Sweden (SEK)	4.50	08/12/2015	11,126,071
8,125,000	United Kingdom (GBP)	4.75	03/07/2020	14,775,378

Total Foreign Government Bonds (Cost $130,382,458)				139,291,290

Yankee Corporate Bonds and Notes: 7.58%

Energy: 2.48%

Oil, Gas & Consumable Fuels: 2.48%
$2,550,000	Connacher Oil & Gas Limited††	10.25	12/15/2015	2,543,625
620,000	Connacher Oil & Gas Limited††	11.75	07/15/2014	669,600
2,905,000	General Maritime Corp	12.00	11/15/2017	2,984,888
475,000	Griffin Coal Mining Company Limited^^	9.50	12/01/2016	287,375
5,810,000	Griffin Coal Mining Company Limited††^^	9.50	12/31/2049	3,515,050
2,420,000	OPTI Canada Incorporated	7.88	12/15/2014	1,815,000
1,405,000	RDS Ultra-Deepwater Limited††	11.88	03/15/2017	1,475,250
4,020,000	Ship Finance International Limited	8.50	12/15/2013	4,085,325

				17,376,113

Financials: 2.51%

Commercial Banks: 0.92%
4,000,000	Kreditanstalt fur Wiederaufbau Bankengruppe	4.88	06/17/2019	4,673,828
1,800,000	Landwirtsch Rentenbank	2.38	09/13/2017	1,813,064

				6,486,892

Consumer Finance: 0.87%
1,650,000	Petroplus Finance Limited	5.75	01/20/2020	1,845,763
100,000	Virgin Media Finance plc	9.13	08/15/2016	106,875
3,660,000	Wind Acquisition Finance SpA††	11.75	07/15/2017	4,172,400

				6,125,038

18 Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—October 31, 2010

Principal	Security Name	Interest Rate	Maturity Date	Value
Diversified Financial Services: 0.72%
$3,405,000	FMG Finance Property Limited††	10.63%	09/01/2016	$5,022,215
635,000	Preferred Term Securities XII Limited(i)^^±	1.17	12/24/2033	191

				5,022,406

Materials: 1.49%

Metals & Mining: 0.53%
1,030,000	Novelis Incorporated	7.25	02/15/2015	1,062,188
2,050,000	Teck Resources Limited	10.75	05/15/2019	2,618,875

				3,681,063

Paper & Forest Products: 0.96%
1,170,000	PE Paper Escrow GmbH††	12.00	08/01/2014	1,357,001
2,085,000	Sappi Limited††	6.75	06/15/2012	2,111,031
3,860,000	Sappi Limited††	7.50	06/15/2032	3,284,026

				6,752,058

Telecommunication Services: 0.93%

Diversified Telecommunication Services: 0.71%
570,000	Global Crossing Limited	12.00	09/15/2015	651,225
2,495,000	Intelsat Limited	8.50	01/15/2013	2,516,831
850,000	Intelsat Limited††	8.50	11/01/2019	928,625
234,000	Intelsat Limited	8.88	01/15/2015	242,190
275,000	Intelsat Limited	11.25	06/15/2016	299,406
300,000	Qtel International Finance††	4.75	02/16/2021	296,998

				4,935,275

Wireless Telecommunication Services: 0.22%
1,335,000	Digicel Group Limited††	12.00	04/01/2014	1,563,619

Utilities: 0.17%

Electric Utilities: 0.17%
1,000,000	E.ON AG	5.80	04/30/2018	1,178,882

Total Yankee Corporate Bonds and Notes (Cost $47,030,059)				53,121,346

Convertible Debentures: 0.15%

Information Technology: 0.15%

Communications Equipment: 0.15%
1,145,000	Lucent Technologies Incorporated	2.88	06/15/2025	1,067,713

Total Convertible Debentures (Cost $782,481)				1,067,713

Shares
Common Stocks: 0.00%

Consumer Discretionary: 0.00%

Hotels, Restaurants & Leisure: 0.00%
1,161	Trump Entertainment Resorts Incorporated(a)(i)			0

Total Common Stocks (Cost $0)				0

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Multi-Sector Income Fund 19

Principal	Security Name		Interest Rate	Maturity Date	Value
Term Loans: 4.24%
$1,205,888	Blackstone Group LP		7.50%	11/02/2014	$1,230,005
109,694	Capital Automotive REIT		2.01	12/16/2010	108,974
3,429,888	Capital Automotive REIT<		2.76	12/14/2012	3,385,574
2,369,295	Coinmach Corporation		3.35	11/20/2014	2,057,140
6,150,398	Fairpoint Communications Incorporated^^		0.00	03/31/2015	3,994,561
462,325	Federal Mogul Corporation		2.20	12/29/2014	409,541
420,556	Federal Mogul Corporation		2.20	12/28/2015	372,541
500,000	First Data Corporation<		NA	09/24/2014	449,425
1,022,372	Gray Television Incorporated		3.76	12/31/2014	989,145
1,672,358	Local TV Finance LLC		2.29	05/07/2013	1,559,474
1,119,274	Merisant Company		7.50	01/08/2014	1,006,652
225,000	Metaldyne Company LLC		7.75	10/28/2016	227,813
1,225,000	NCO Group Incorporated		7.43	11/15/2013	1,181,108
2,755,000	Newsday LLC		10.50	08/01/2013	2,946,693
244,938	Panolam Industries International Incorporated		8.25	12/31/2013	222,894
140,887	Realogy Corporation		3.11	10/10/2013	128,824
1,033,585	Realogy Corporation		3.26	10/10/2013	945,090
1,215,000	Sugarhouse HSP Gaming LP		11.25	09/23/2014	1,234,744
9,384,833	TXU Energy Company LLC<		3.76	10/10/2014	7,291,640

Total Term Loans (Cost $29,693,141)					29,741,838

Shares
Investment Companies: 0.26%
65,548	Dreyfus High Yield Strategies Fund Incorporated				304,143
46,191	Eaton Vance Limited Duration Income Trust				770,466
15,869	LMP Corporate Loan Fund Incorporated				180,431
53,131	New America High Income Fund Incorporated				563,720

Total Investment Companies (Cost $920,627)					1,818,760

			Yield
Short-Term Investments: 2.99%

Investment Companies: 2.99%
20,935,996	Wells Fargo Advantage Money Market Trust##(u)(l)		0.19		20,935,996

Total Short-Term Investments (Cost $20,935,996)					20,935,996

Total Investments in Securities (Cost $872,540,827)*		131.75%			923,712,954

Other Assets and Liabilities, Net		(31.75)			(222,602,704)

Total Net Assets		100.00%			$701,110,250

20 Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—October 31, 2010

##	All or a portion of this security has been segregated for when-issued, delayed delivery securities and/or unfunded loans.

%%	Securities issued on a when-issued (TBA) and/or delayed delivery basis.

¤	All or a portion of this security has been segregated as collateral for reverse repurchase agreements.

(i)	Illiquid security for which the designation as illiquid is unaudited.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate.

<	All or portion of the position represents an unfunded loan commitment.

ºº	Stepped coupon bond. Interest rate presented is stated yield.

¥	Payment-in-kind (PIK) securities are securities in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

^^	This security is currently in default with regards to scheduled interest and/or principal payments.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

±	Variable rate investments.

@	Foreign bond principal is denominated in local currency.

*	Cost for federal income tax purposes is $877,399,015 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$61,742,363
Gross unrealized depreciation	(15,428,424)

Net unrealized appreciation	$46,313,939

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Multi-Sector Income Fund 21
The following table shows the percentage of total long-term investments by geographic location as of October 31, 2010:

United States	70.6%
Canada	3.6%
Germany	3.4%
United Kingdom	2.9%
Luxembourg	2.5%
Australia	2.5%
Netherlands	1.4%
France	1.3%
Denmark	1.3%
Sweden	1.2%
Bermuda	1.2%
South Korea	0.8%
Austria	0.7%
Malaysia	0.7%
Mexico	0.7%
New Zealand	0.7%
Czech Republic	0.7%
Brazil	0.7%
Poland	0.7%
Norway	0.6%
Spain	0.4%
Cayman Islands	0.4%
Marshalls Islands	0.3%
Switzerland	0.3%
Slovenia	0.2%
Ireland	0.1%
South Africa	0.1%

100.0%

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of October 31, 2010 (unaudited):

AAA	40.2%
AA	0.9%
A	5.0%
BBB	5.1%
BB	18.7%
B	24.7%
CCC	2.8%
Less than CCC	0.4%
NR	2.2%

100.0%

The following table shows the percent of total bonds based on effective maturity as of October 31, 2010 (unaudited):

Less than 1 year	3.4%
1 to 3 year(s)	15.4%
3 to 5 years	39.6%
5 to 10 years	31.5%
10 to 20 years	6.6%
20 to 30 years	0.7%
Greater than 30 years	2.8%

100.0%

The accompanying notes are an integral part of these financial statements.

22 Wells Fargo Advantage Multi-Sector Income Fund	Statement of Assets and Liabilities—October 31, 2010

Assets
Investments
In unaffiliated securities, at value	$901,556,012
In affiliated securities, at value	22,156,942

Total investments, at value (see cost below)	923,712,954
Foreign currency, at value (see cost below)	1,752,463
Receivable for securities sold	13,989,886
Principal paydown receivable	1,371,950
Receivable for dividends and interest	14,742,202
Unrealized gains on forward foreign currency contract transactions	1,288,287
Prepaid expenses and other assets	9,237

Total assets	956,866,979

Liabilities
Dividends payable	4,554,556
Payable for securities purchased	18,450,291
Unrealized losses on forward foreign currency contract transactions	1,669,518
Payable for reverse repurchase agreements	100,204,924
Secured borrowing payable	130,010,456
Investment advisory fee payable	460,624
Due to other related parties	41,875
Accrued expenses and other liabilities	364,485

Total liabilities	255,756,729

Total net assets	$701,110,250

NET ASSETS CONSIST OF
Paid-in capital	$780,337,042
Overdistributed net investment income	(4,283,816)
Accumulated net realized losses on investments	(125,943,252)
Net unrealized gains on investments	51,000,276

Total net assets	$701,110,250

NET ASSET VALUE PER SHARE
Based on $701,110,250 divided by 42,055,000 shares issued and outstanding (100,000,000 shares authorized)	$16.67

Total investments, at cost	$872,540,827
Foreign currency, at cost	$1,736,342
The accompanying notes are an integral part of these financial statements.

Statement of Operations—For the Year Ended October 31, 2010	Wells Fargo Advantage Multi-Sector Income Fund 23

Investment income
Interest[1]	$58,250,522
Dividends	272,331
Income from affiliated securities	77,983

Total investment income	58,600,836

Expenses
Investment advisory fee	4,920,409
Administration fees	447,310
Custody and accounting fees	277,900
Professional fees	107,404
Shareholder report expenses	142,200
Trustees’ fees and expenses	24,037
Transfer agent fees	30,803
Interest expense	512,683
Secured borrowing fees	3,809,397
Auction agent fees	142,408
Other fees and expenses	75,867

Total expenses	10,490,418

Less
Fee waivers and/or expense reimbursements	(2,676,613)

Net expenses	7,813,805

Net investment income	50,787,031

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	23,489,691
Affiliated securities	4,388
Forward foreign currency contract transactions	8,193,168
Credit default swap transactions	(71,536)

Net realized gains from investments	31,615,711

Net change in unrealized gains (losses) on:
Unaffiliated securities	19,092,160
Affiliated securities	168,696
Forward foreign currency contract transactions	(1,683,974)
Credit default swap transactions	37,432

Net change in unrealized gains (losses) on investments	17,614,314

Net realized and unrealized gains on investments	49,230,025
Dividends to preferred shareholders from net investment income	(656,310)

Net increase in net assets resulting from operations	$99,360,746

1 Net of foreign withholding taxes of	$2,296
The accompanying notes are an integral part of these financial statements.

24 Wells Fargo Advantage Multi-Sector Income Fund	Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

Operations
Net investment income	$50,787,031	$56,065,790
Net realized gains (losses) on investments	31,615,711	(82,729,783)
Net change in unrealized gains (losses) on investments	17,614,314	219,707,920
Dividends to preferred shareholders from net investment income	(656,310)	(1,398,858)

Net increase in net assets applicable to common shareholders resulting from operations	99,360,746	191,645,069

Distributions to common shareholders from
Net investment income	(54,654,527)	(92,405,516)
Tax basis return of capital	0	(9,350,761)

Total distributions to common shareholders	(54,654,527)	(101,756,277)

Total increase in net assets applicable to common shareholders	44,706,219	89,888,792

Net assets applicable to common shareholders
Beginning of period	656,404,031	566,515,239

End of period	$701,110,250	$656,404,031

Overdistributed net investment income	$(4,283,816)	$(4,621,347)
The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows—For the Year Ended October 31, 2010	Wells Fargo Advantage Multi-Sector Income Fund 25

Cash flows from operating activities:
Net increase in net assets resulting from operations	$99,360,746

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(822,265,348)
Proceeds from sales of investment securities	734,989,717
Paydowns	68,910,004
Amortization	(4,184,432)
Credit default swap payments made	(71,536)
Preferred Share distributions	656,310
Sale of short-term investment securities, net	22,718,617
Increase in receivable for dividends and interest	(214,600)
Increase in receivable for investments sold	(6,086,024)
Increase in principal paydown receivable	(556,449)
Decrease in premiums paid on credit default swap transactions	176,147
Amortization of prepaid structuring fee	1,656,989
Decrease in segregated cash	1,070,000
Increase in other assets	(9,237)
Decrease in payable for investments purchased	(884,183)
Decrease in premiums received on credit default swaps transactions	(1,020,610)
Increase in investment advisory fee payable	336,789
Increase in due to other related parties	10,457
Decrease in accrued expenses and other liabilities	(245,380)
Unrealized gains on securities	(19,260,856)
Unrealized gains on credit default swap transactions	(37,432)
Unrealized losses on foreign currency contract transactions	1,683,974
Net realized losses on credit default swap transactions	71,536
Net realized gains on unaffiliated securities	(23,494,079)

Net cash provided by operating activities	53,311,120

Cash flows from financing activities:
Cash distributions paid on Preferred Shares	(691,368)
Cash distributions paid on common shares	(54,654,678)
Decrease in reverse repurchase agreements	(75,858)
Decrease in payable to investment adviser for structuring fee	(1,600,000)
Increase in secured borrowing	80,031,846
Redemption of Preferred Shares	(80,000,000)

Net cash used in financing activities	(56,990,058)

Net decrease in cash	(3,678,938)

Cash (including foreign currency):
Beginning of period	$5,431,401

End of period	$1,752,463

Supplemental cash disclosure
Cash paid for interest	$578,084
Structuring fee waived by investment advisor	$1,656,989

The accompanying notes are an integral part of these financial statements.

26 Wells Fargo Advantage Multi-Sector Income Fund	Financial Highlights
(For a common share outstanding throughout each period)

	Year Ended October 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of period	$15.61	$13.47	$18.74	$18.55	$18.91

Income from investment operations
Net investment income	1.21	1.33	1.68	1.731	1.601
Net realized and unrealized gains (losses) on investments	1.17	3.26	(5.35)	0.29	(0.06)
Distributions to preferred shareholders from net investment income[1]	(0.02)	(0.03)	(0.30)	(0.51)	(0.45)

Total from investment operations	2.36	4.56	(3.97)	1.51	1.09

Distributions to common shareholders from
Net investment income	(1.30)	(2.20)	(1.30)	(1.29)	(1.34)
Net realized gains	0	0	0	0	(0.01)
Tax basis return of capital	0	(0.22)	0	(0.03)	(0.10)

Total distributions to common shareholders	(1.30)	(2.42)	(1.30)	(1.32)	(1.45)

Net asset value, end of period	$16.67	$15.61	$13.47	$18.74	$18.55

Market value, end of period	$16.18	$13.73	$11.68	$16.22	$17.07

Total return based on market value[2]	28.44%	44.93%	(21.43)%	2.64%	13.46%

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$701,110	$656,404	$566,515	$787,919	$780,321
Liquidation value of Preferred Shares, end of period (thousands)	NA	$80,035	$80,108	$400,475	$400,402
Asset coverage ratio, end of period	NA	385%	249%	296%	299%
Ratios to average net assets applicable to common shareholders
Expenses including waivers/reimbursements and interest expense but excluding expense reductions	1.18%	1.62%	1.90%	1.15%	1.15%
Expenses including interest expense but excluding waivers/reimbursements and expense reductions	1.58%	3.07%	1.95%	1.15%	1.15%
Expenses including waivers/reimbursements but excluding expense reductions and interest expense	1.10%	1.15%	1.36%	1.13%	1.14%
Interest expense[3]	0.08%	0.47%	0.54%	0.02%	0.01%
Net investment income[4]	7.63%	9.65%	7.85%	6.54%	6.18%
Portfolio turnover rate	70%	93%	92%	95%	62%

1.	Calculated based on average common shares outstanding during the period.

2.	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

3.	Interest expense relates to interest associated with borrowings and/or leverage transactions.

4.	The net investment income ratio includes distributions paid to preferred shareholders.
The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Multi-Sector Income Fund 27
1. ORGANIZATION
Wells Fargo Advantage Multi-Sector Income Fund (the “Fund”) (formerly Evergreen Multi-Sector Income Fund) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income consistent with limiting its overall exposure to domestic interest-rate risk.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Fund’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are generally valued at the last reported sales price, except that securities listed on the Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Valuation Procedures.
Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.
Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.
Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

28 Wells Fargo Advantage Multi-Sector Income Fund	Notes to Financial Statements
The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.
The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.
Forward foreign currency contracts
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.
Reverse repurchase agreements
To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment adviser to be creditworthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.
Security loans
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
Effective July 25, 2010, the Fund was permitted to lend its securities through an unaffiliated securities lending agent. Prior to June 30, 2010, the Fund entered into securities lending transactions through Wachovia Global Securities Lending as the securities lending agent.

Notes to Financial Statements	Wells Fargo Advantage Multi-Sector Income Fund 29
When-issued transactions
The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Term loans
Each Fund may invest in term loans. The loans are marked-to-market daily and the Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.
Futures contracts
The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.
Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Interest rate swaps
The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may enter into interest rate swap contracts for hedging purposes to manage the Fund’s exposure to interest rates. Interest rate swaps involve the exchange between the Fund and another party of their commitments to pay or receive interest based on a notional principal amount.
The value of the swap contract is marked-to-market daily based upon quotations from brokers which use prices provided by market makers and any change in value is recorded as an unrealized gain or loss. Payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Credit default swaps
The Fund may be subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller

30 Wells Fargo Advantage Multi-Sector Income Fund	Notes to Financial Statements
of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.
Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.
Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non accrual status.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend and interest income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At October 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated
Overdistributed	Net Realized
Net Investment	Losses on
Income	Investments	Paid-in Capital
$4,861,337	$(4,835,330)	$(26,007)

Notes to Financial Statements	Wells Fargo Advantage Multi-Sector Income Fund 31
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
As of October 31, 2010, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $121,085,066 with $31,633,593 expiring in 2016 and $89,451,473 expiring in 2017.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 — quoted prices in active markets for identical securities

▪	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of October 31, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total
Corporate bonds and notes	$0	$372,076,954	$5,753,667	$377,830,621
Foreign corporate bonds	0	74,095,043	560,823	74,655,866
Foreign government bonds	0	139,291,290	0	139,291,290
Agency securities	0	214,627,323	0	214,627,323
Collateralized mortgage obligations	0	10,622,201	0	10,622,201
Yankee corporate bonds and notes	0	53,121,155	191	53,121,346
Convertible debentures	0	1,067,713	0	1,067,713
Term loans	0	29,741,838	0	29,741,838
Investment companies	1,818,760	0	0	1,818,760
Short-term investments
Investment companies	20,935,996	0	0	20,935,996

Total	$22,754,756	$894,643,517	$6,314,681	$923,712,954

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

32 Wells Fargo Advantage Multi-Sector Income Fund	Notes to Financial Statements
As of October 31, 2010, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Other financial instruments	(Level 1)	(Level 2)	(Level 3)	Total
Forward foreign currency contracts	$0	$(381,231)	$0	$(381,231)
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Corporate	Foreign	Yankee corporate
	bonds and notes	corporate bonds	bonds and notes	Common stocks	Term loans	Total
Balance as of October 31, 2009	$376,052	$0	$0	$3,014,385	$11,927,339	$15,317,776
Realized gain (loss)	(347,002)	0	0	(671,839)	516,728	(502,113)
Change in unrealized gains (losses)	466,501	(139)	0	1,346,974	(551,295)	1,262,041
Amortization	1,608	0	0	0	474,899	476,507
Net purchases (sales)	(58,459)	560,962	0	(3,689,520)	(12,367,671)	(15,554,688)
Transfers in (out) of Level 3	5,314,967	0	191	0	0	5,315,158
Balance as of October 31, 2010	$5,753,667	$560,823	$191	$0	$0	$6,314,681
Change in unrealized gains (losses) relating to securities held at the end of the reporting period	$3,543	$(139)	$0	$0	$0	$3,404
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
Wells Fargo Funds Management LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment adviser to the Fund and is paid a fee at an annual rate of 0.55% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes. Prior to July 12, 2010, Evergreen Investment Management Company, LLC (“EIMC”), an affiliate of Funds Management, was the investment adviser to the Fund and was paid an annual fee at the same rate that is currently paid to Funds Management. For the year ended October 31, 2010, the advisory fee was equivalent to an annual rate of 0.74% of the Fund’s average daily net assets.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to investment sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by the Fund to the investment adviser. Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo, is an investment sub-adviser to the Fund and is paid a fee at an annual rate of 0.30% of the Fund’s average daily total assets. Prior to July 12, 2010, Tattersall Advisory Group, Inc., an affiliate of EIMC and an indirect wholly owned subsidiary of Wells Fargo, was an investment sub-adviser to the Fund and was paid a fee at an annual rate of 0.45% of the Fund’s average daily total assets by the investment adviser for its services to the Fund. First International Advisors, LLC (“FIA”), an affiliate of Funds Management and an indirect, wholly-owned subsidiary of Wells Fargo, is also an investment sub-adviser to the Fund and is paid a fee at an annual rate of 0.10% of the Fund’s average daily total assets. Prior to July 12, 2010, FIA was paid a fee at an annual rate of 0.05% of the Fund’s average daily total assets.
Administration fees
Funds Management also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. Funds Management is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets. Prior to August 25, 2010, EIMC was the administrator to the Fund and was paid an annual fee at the same rate that is currently paid to Funds Management. For the year ended October 31, 2010, the administrative fee was equivalent to an annual rate of 0.07% of the Fund’s average daily net assets.
Funds Management and/or EIMC waived a portion its investment advisory fee in the amount of $2,676,613 for the year ended October 31, 2010.

Notes to Financial Statements	Wells Fargo Advantage Multi-Sector Income Fund 33
5. CAPITAL SHARE TRANSACTIONS
The Fund has authorized capital of 100,000,000 common shares with no par value. For the year ended October 31, 2010 and the year ended October 31, 2009, the Fund did not issue any common shares.
On June 4, 2010, all outstanding Auction Market Preferred Shares (“Preferred Shares”) were redeemed. The redemption was financed with borrowings from the Refinancing Facility (see Note 6). Dividends on each series of Preferred Shares were cumulative at a rate, which was reset based on the result of an auction. During the year ended October 31, 2010, the Preferred Shares experienced failed auctions and the Fund paid dividends to the holders of Preferred Shares based on the maximum rate allowed under the governing documents for the Preferred Shares. The annualized dividend rate of 0.10% during the year ended October 31, 2010, included the maximum rate for the dates on which auctions failed.
6. BORROWINGS AND LEVERAGE TRANSACTIONS
The Fund had secured debt financing in April 2008 from a multi-seller commercial paper conduit administered by a major financial institution (the “Facility”) in order to redeem a pro rata portion of each of its series of Preferred Shares. The Facility was refinanced on April 26, 2010 with a new borrowing facility, administered by a different major financial institution, with a commitment amount of $130 million and a 364 day term (“Refinancing Facility”). As of October 31, 2010, the Fund had redeemed all of its outstanding series of Preferred Shares and borrowed $130 million under the Refinancing Facility.
The Fund’s borrowing under the Refinancing Facility are generally charged interest at a rate based on the rates of the commercial paper notes issued to fund the Fund’s borrowings or at the London Interbank Offered Rate (LIBOR) plus 2.0%. Under the Facility, the Fund had been generally charged interest at a rate based on the rates of the commercial paper notes issued or at LIBOR plus 9.5%. During the year ended October 31, 2010, an effective interest rate of 0.35% was incurred on the borrowings. Interest expense of $199,167, representing 0.03% of the Fund’s average daily net assets applicable to common shareholders, was incurred during the year ended October 31, 2010.
The Fund has pledged its assets to secure the borrowings and currently pays, on a monthly basis, a liquidity fee at an annual rate of 0.60% of the daily average outstanding principal amount of borrowings and a program fee at an annual rate of 0.60% of the product of (i) the daily average outstanding principal amount of borrowings and (ii) 1.02. Under the Facility, the Fund paid, on a monthly basis, a liquidity fee at an annual rate of 2.75% of the total commitment amount and a program fee at an annual rate of 2.75% on the daily outstanding principal amount of borrowings. The secured borrowing fees on the Statement of Operations of $3,809,397 represents amortization of structuring fees, liquidity fees and program fees. Of this amount, $1,656,989 represents prepaid structuring fees relating to the Facility, which were reimbursed to the Fund by the investment advisor.
During the year ended October 31, 2010, the Fund entered into reverse repurchase agreements that had an average daily balance outstanding of $101,134,194 with a weighted average interest rate of 0.31% and paid interest of $313,516, representing 0.05% of the Fund’s average daily net assets applicable to common shareholders. The maximum amount outstanding under reverse repurchase agreements during the year ended October 31, 2010 was $100,348,492 (including accrued interest). At October 31, 2010, reverse repurchase agreements outstanding were as follows:

Repurchase Amount	Counterparty	Interest Rate	Maturity Date
$32,299,599	Credit Suisse	0.32%	11/18/2010
35,050,350	Goldman Sachs	0.39%	11/18/2010
32,854,975	Morgan Stanley	0.31%	11/18/2010
7. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended October 31, 2010, were as follows:

	Purchases at Cost	Sales Proceeds
U.S. Government	$87,899,965	$1,372,985
Non-U.S. Government	$602,880,509	$599,942,502
As of October 31, 2010, the Fund had unfunded loan commitments of $3,017,743.

34 Wells Fargo Advantage Multi-Sector Income Fund	Notes to Financial Statements
8. DERIVATIVE TRANSACTIONS
During the year ended October 31, 2010, the Fund entered into forward foreign currency exchange contracts for hedging purposes.
At October 31, 2010, the Fund had forward foreign currency contracts outstanding as follows:
Forward Foreign Currency Contracts to Buy:

			U.S. Value at	In Exchange for	Unrealized
Exchange Date	Contracts to Receive		October 31, 2010	U.S. $	Gains
1/31/2011	1,080,000,000	JPY	$13,433,150	$13,194,546	$238,604

			U.S. Value at			U.S. Value at	Unrealized
Exchange Date	Contracts to Receive		October 31, 2010	In Exchange for		October 31, 2010	Gains (Losses)
11/18/2010	1,260,000,000	HUF	$6,444,209	516,859,463	JPY	$6,423,809	$20,400
11/18/2010	475,464,330	JPY	5,909,327	17,415,000	PLN	6,103,459	(194,132)
11/18/2010	488,618,296	JPY	6,072,812	1,260,000,000	HUF	6,444,209	(371,397)
11/24/2010	3,655,347	EUR	5,086,199	415,000,000	JPY	5,158,085	(71,886)
11/24/2010	625,660,500	JPY	7,776,410	5,700,000	EUR	7,931,212	(154,802)
11/24/2010	908,183,180	JPY	11,287,919	11,930,000	AUD	11,655,381	(367,462)
12/1/2010	5,088,147	EUR	7,079,273	7,175,000	CAD	7,030,178	49,095
12/1/2010	793,294	EUR	1,103,731	90,000,000	JPY	1,118,682	(14,951)
12/1/2010	1,312,000,000	JPY	16,307,896	16,453,061	CAD	16,120,969	186,927
12/1/2010	1,679,668,443	JPY	20,877,940	12,710,000	GBP	20,361,581	516,359
12/1/2010	78,000,000	JPY	969,524	683,707	EUR	951,259	18,265
12/1/2010	18,690,065	JPY	232,314	145,000	GBP	232,292	22
1/13/2011	986,000,000	JPY	12,261,744	16,087,453	NZD	12,193,223	68,521
1/25/2011	1,038,911,250	JPY	12,921,302	13,130,000	AUD	12,731,208	190,094
Forward Foreign Currency Contracts to Sell:

		U.S. Value at	In Exchange for	Unrealized
Exchange Date	Contracts to Deliver	October 31, 2010	U.S. $	Gains (Losses)
12/2/2010	82,310,000 MXN	$6,653,096	$6,158,208	$(494,888)
The Fund had average contract amounts of $115,395,607 and $11,136,312 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, for the year ended October 31, 2010.
During the year ended October 31, 2010, the Fund entered into credit default swap contracts for speculative purposes. As of October 31, 2010, the Fund did not have any open credit default swap contacts but had an average notional balance on credit default swaps of $1,929,834 during the year ended October 31, 2010.
The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was as follows:

	Year Ended October 31,
	2010	2009
Ordinary Income	$55,310,837	$93,804,374
Return of Capital	0	9,350,761

Notes to Financial Statements	Wells Fargo Advantage Multi-Sector Income Fund 35
As of October 31, 2010, the components of distributable earnings on a tax basis are shown on the table below.

Unrealized
Appreciation	Capital Loss
(Depreciation)	Carryforward
$46,523,319	$(121,085,066)
10. INDEMNIFICATION
Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. SUBSEQUENT DISTRIBUTIONS
The Fund declared the following distributions to common shareholders:

			Net Investment
Declaration Date	Record Date	Payable Date	Income
October 15, 2010	November 15, 2010	December 1, 2010	$0.10830
November 19, 2010	December 15, 2010	January 3, 2011	$0.10830
December 17, 2010	January 18, 2011	February 1, 2011	$0.10830
These distributions are not reflected in the accompanying financial statements.

36 Wells Fargo Advantage Multi-Sector Income Fund	Report of Independent Registered Public Accounting Firm
BOARD OF TRUSTEES AND SHAREHOLDERS
WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Multi-Sector Income Fund (the Fund) as of October 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Multi-Sector Income Fund as of October 31, 2010, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2010

Other Information (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund 37
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222 8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On July 9, 2010, a Special Meeting of Shareholders was held to consider a number of proposals. The results of the proposals are indicated below.
Proposal 1 — Election of Trustees:

Net Assets Voted “For”	Leroy Keith, Jr.	$448,149,184
Net Assets Voted “Withheld”		$10,106,199
Net Assets Voted “For”	Peter G. Gordon	$448,218,831
Net Assets Voted “Withheld”		$10,036,553
Net Assets Voted “For”	Isaiah Harris, Jr.	$448,288,353
Net Assets Voted “Withheld”		$9,954,209
Net Assets Voted “For”	Judith M. Johnson	$448,301,174
Net Assets Voted “Withheld”		$9,954,209
Net Assets Voted “For”	David F. Larcker	$448,334,504
Net Assets Voted “Withheld”		$9,920,880
Net Assets Voted “For”	Olivia S. Mitchell	$448,284,276
Net Assets Voted “Withheld”		$9,971,107
Net Assets Voted “For”	Timothy J. Penny	$448,348,414
Net Assets Voted “Withheld”		$9,906,969
Net Assets Voted “For”	Michael S. Scofield	$448,427,179
Net Assets Voted “Withheld”		$9,828,204
Net Assets Voted “For”	Donald C. Willeke	$448,007,028
Net Assets Voted “Withheld”		$10,248,356
Proposal 2a — To approve an investment advisory agreement with Wells Fargo Funds Management, LLC.

Net Assets Voted “For”	$358,639,600
Net Assets Voted “Against”	$8,035,335
Net Assets Voted “Abstain”	$5,601,444
Proposal 2b — To approve a sub-advisory agreement with First International Advisors, LLC.

Net Assets Voted “For”	$357,624,885
Net Assets Voted “Against”	$8,430,247
Net Assets Voted “Abstain”	$6,221,246
Proposal 2c — To approve a sub-advisory agreement with Wells Capital Management Incorporated.

Net Assets Voted “For”	$357,766,046
Net Assets Voted “Against”	$8,343,843
Net Assets Voted “Abstain”	$6,166,490

38 Wells Fargo Advantage Multi-Sector Income Fund	Other Information (Unaudited)
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for the Fund is publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company.	Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)	Trustee, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)	Trustee, since 2004	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 46 portfolios as of 12/31/09); Director, Diversapack Co. (packaging company); Asset Allocation Trust

David F. Larcker (Born 1951)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund 39

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Timothy J. Penny (Born 1951)	Trustee, since 2010	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Michael S. Scofield (Born 1943)	Trustee, since 2004	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust

Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust
Officers

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management,
LLC from 2001 to 2003.

C. David Messman	Secretary, since 2010;	Senior Vice President and Secretary of Wells Fargo Funds Management,
(Born 1960)	Chief Legal Counsel,	LLC since 2001. Vice President and Managing Counsel of
	since 2010	Wells Fargo Bank, N.A. since 1996.

Kasey Phillips	Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009.
(Born 1970)		Senior Vice President of Evergreen Investment Management Company,
LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to
2010. Vice President and Assistant Vice President of Evergreen
Investment Services, Inc. from 1999 to 2006.

David Berardi	Assistant Treasurer,	Vice President of Wells Fargo Funds Management, LLC since 2009.
(Born 1975)	since 2009	Vice President of Evergreen Investment Management Company, LLC from
2008 to 2010. Assistant Vice President of Evergreen Investment Services,
Inc. from 2004 to 2008. Manager of Fund Reporting and Control for
Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma	Assistant Treasurer,	Senior Vice President of Wells Fargo Funds Management, LLC since 2009.
(Born 1974)	since 2005	Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services,
Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment
Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

40 Wells Fargo Advantage Multi-Sector Income Fund	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

Other Information (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund 41
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
At a telephonic meeting on May 11, 2010, the Trustees of the Fund, including each Trustee who is not an “interested person” of the Fund (the “Independent Trustees”), as such term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”), approved an advisory agreement for the Fund with Wells Fargo Funds Management, LLC (“Funds Management”) as well as sub-advisory agreements with First International Advisors, LLC (“FIA”) and Wells Capital Management Incorporated (“Wells Capital”). Because the 1940 Act requires trustee approval of definitive advisory agreements to occur at an in-person meeting, the Trustees, including the Independent Trustees, considered and approved each of these agreements again at their in-person meeting held on June 9-10, 2010 (together with the May 11, 2010 telephonic meeting, the “Meetings”).
In considering at the Meetings whether to approve the advisory agreement with Funds Management and the sub-advisory agreements with FIA and Wells Capital, the Trustees took into account that they had most recently approved the annual continuation of the Fund’s prior investment advisory agreement with Evergreen Investment Management Company, LLC (“EIMC”) and sub-advisory agreements with FIA and Tattersall Advisory Group, Inc. (“TAG”) in September 2009. That approval followed a lengthy process during which the Trustees considered a variety of factors, including, for example, the nature and quality of services that the Fund receives, the fees that the Fund pays under the agreements, and the Fund’s investment performance, as well as a wide range of other matters that the Trustees considered to have a bearing upon the agreements.
The Trustees also considered that the advisory agreement with Funds Management and the sub-advisory agreements with FIA and Wells Capital were proposed in the context of the combination of the Evergreen and Wells Fargo mutual fund families. After the December 31, 2008 merger of the Wells Fargo and Wachovia organizations, representatives of the combined Wells Fargo asset management organization approached the Trustees of the Evergreen funds with a proposal to combine the Evergreen and Wells Fargo Advantage Fund families. Funds Management’s representatives cited a number of important considerations favoring an eventual combination of the fund families, including, among others, the integration of the Evergreen and Wells Fargo investment management organizations; possible economies of scale through the increased size of the combined fund family; contractual savings from service providers to the combined funds; the ability to select the best funds from each family to continue as part of the combined fund family; and more seamless integration of the Evergreen funds into the combined Wells Fargo investment and shareholder servicing platforms and programs.
Over the course of 2009 and early 2010, the Board of Trustees of the Evergreen funds met repeatedly with the management teams of Funds Management and EIMC and worked to refine the proposed combination of the fund families. For the closed-end Evergreen funds, the proposed combination involved the approval of new investment advisory and sub-advisory agreements with Funds Management and affiliated (and un-affiliated) entities, name changes, and the election of new trustees.
Throughout their consideration of the proposed combination of the fund families, the Trustees requested additional information from representatives of EIMC and Funds Management as they considered appropriate. The Trustees retained an independent industry consultant to assist them in evaluating the combination of the fund families and related information. They also met separately on numerous occasions with independent legal counsel to the Independent Trustees.
The Trustees’ determinations to approve the advisory agreement with Funds Management and the sub-advisory agreements with FIA and Wells Capital were based on a comprehensive evaluation of the information provided to them. During their review, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. In their discussions, the Board made clear that, although the Fund’s new agreements were proposed as part of a combination of the fund families that may well benefit the shareholders of the Evergreen funds as a whole, the Board would consider carefully the impact of the proposed combination on each Evergreen fund and its shareholders individually, and would thus evaluate the proposed advisory agreement with Funds Management and sub-advisory agreements with FIA and Wells Capital for the Fund independently.

42 Wells Fargo Advantage Multi-Sector Income Fund	Other Information (Unaudited)
The Trustees reviewed differences in the terms of the prior advisory agreement with EIMC and the proposed advisory agreement with Funds Management, and between the prior sub-advisory agreements with FIA and TAG and the proposed sub-advisory agreements with FIA and Wells Capital. The Trustees considered whether any change to the nature and quality of the comprehensive investment management services provided to the Fund would reasonably be expected as a result of adopting the proposed advisory agreement with Funds Management and sub-advisory agreements with FIA and Wells Capital. In this regard, they noted that the same investment management personnel presently responsible for providing investment advisory services to the Fund would continue to do so under the new agreements, and that portfolio managers at Wells Capital would take over providing sub-advisory services for the Fund’s portfolio from TAG. The Trustees considered the research and other capabilities and resources available to the proposed portfolio managers, as well as the investment performance record of these portfolio managers in managing the Fund or, in the case of the proposed Wells Capital portfolio managers, portfolios similar to the Fund’s.
The Trustees observed that the proposed fee rate under the advisory agreement with Funds Management was identical to the fee rate under the prior advisory agreement with EIMC and that FIA’s fee rate would not change. They noted that there were certain changes proposed to the fee rate under the sub-advisory agreement with Wells Capital as compared to the fee rate for TAG, which would have no impact on the aggregate fees paid by the Fund for advisory services. Funds Management asserted, and the Trustees took into account, that these changes were not expected to have any impact on the quality of services provided to the Funds or on the profitability of the advisory and sub-advisory arrangements to Funds Management and its affiliates (which includes Wells Capital). The Trustees reviewed information prepared by an independent data provider regarding the Fund’s management fee and other expenses relative to the fees and expenses of other peer funds. They noted that the Fund’s management fees were higher than many of the fees of its peer funds, but determined on the basis of the information presented that the Fund’s fees did not appear excessive. During the course of their consideration of fees, the Trustees noted that in certain cases, Funds Management and/or its affiliates provide to other clients (including principally other existing Evergreen funds) advisory services that are comparable in some degree to the advisory services that they would provide to the Fund, and considered comparative fee information, as well as information regarding similarities and differences in the services provided, in this regard. In light, in part, of the fact that there were material differences between the Fund’s investment program and the investment programs of these other clients, the Trustees did not consider the comparative fee information to be particularly useful in their consideration of the Fund’s proposed agreements.
The Trustees considered that, although the Fund was not making a continuous offering of its shares so that the likelihood of achieving economies of scale following the Fund’s initial offering was relatively low, the Fund may potentially benefit to the extent that contractual arrangements with service providers to the combined fund family could be negotiated on a more favorable basis as a result of the increased scale of the combined fund family. They also considered information provided to them regarding the profitability of the advisory fees paid under the prior advisory agreement to EIMC, and regarding the anticipated profitability of such fees to Funds Management under the proposed advisory agreement, and determined that the profitability of these arrangements was not so high as to prevent their approving the new agreements.

Wells Fargo Advantage Multi-Sector Income Fund   43
AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

44 Wells Fargo Advantage Multi-Sector Income Fund	List of Abbreviations
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BART	— Bay Area Rapid Transit
BRL	— Brazil Real
CAD	— Canadian Dollar
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REITS	— Real Estate Investment Trusts
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TBA	— To Be Announced
TRAN	— Tax Revenue Anticipation Notes
TRY	— Turkish Lira
USD	— United States Dollar
XLCA	— XL Capital Assurance
ZAR	— South African Rand

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
1-800-730-6001
Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries.

NOT FDIC INSURED ▪ NO BANK GURANTEE ▪ MAY LOSE VALUE
Printed on Recycled paper

© 2010 Wells Fargo Funds Management, LLC. All rights reserved.	| www.wellsfargo.com/advantagefunds |	127201 12-10 AMSI/AR143 10-10

ITEM 2. CODE OF ETHICS
As of the end of the period, October 31, 2010, Wells Fargo Advantage Multi-Sector Income Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
The Board of Trustees of Wells Fargo Advantage Multi-Sector Income Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
(a) Audit Fees — Provided below are the aggregate fees billed for the fiscal years ended October 31, 2009 and October 31, 2010 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
For the fiscal years ended October 31, 2009 and October 31, 2010, the Audit Fees were $61,650 and $44,500, respectively.
(b) Audit-Related Fees — For the fiscal years ended October 31, 2009 and October 31, 2010, the audit-related fees incurred were $10,000 and $0, respectively, for assurance and related services by the principal accountant for the Registrant.
(c) Tax Fees — Provided below are the aggregate fees billed for the fiscal years ended October 31, 2009 and October 31, 2010 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.
For the fiscal years ended October 31, 2009 and October 31, 2010, the Tax Fees were $0 and $1,620, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended October 31, 2009 and October 31, 2010, the Tax Fees were $0 and $1,890, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.
(d) All Other Fees — There were no other fees incurred for the fiscal years ended October 31, 2009 and October 31, 2010.
(e)(1) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to Wells Fargo Advantage Utilities & High Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to the Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.
(e)(2) Not Applicable.
(f) Not Applicable.
(g) Provided below are the aggregate non-audit fees billed for the fiscal years ended October 31, 2009 and October 31, 2010, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.
For the fiscal year ended October 31, 2009, the Registrant’s investment adviser incurred non-audit fees in the amount of $480,000. The non-audit fees for the year ended October 31, 2009 consisted of the aggregate fees for non-audit services rendered to the Fund and the investment advisor.

(h) The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEMS 6. SCHEDULE OF INVESTMENTS
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
PROXY VOTING POLICIES AND PROCEDURES
REVISED AS OF AUGUST 25, 2010
1. Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities & High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).
2. Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.
3. Responsibilities
(a) Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.
(b) Funds Management Proxy Committee
(i) Responsibilities. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall monitor Risk Metrics Group (“Risk Metrics”), the proxy voting agent for Funds Management, to determine that Risk Metrics is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on the proxy voting process.

(ii) Voting Guidelines. Appendix A hereto sets forth guidelines regarding how proxies will be voted on the issues specified. Risk Metrics will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, Risk Metrics will forward the proxy to the Proxy Committee for a vote determination by the Proxy Committee. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Committee shall have the authority to direct Risk Metrics to forward the proxy to the Proxy Committee for a discretionary vote by the Proxy Committee if the Proxy Committee determines that a case-by-case review of such matter is warranted. The Proxy Committee may also consult Fund sub-advisers on certain proxy voting issues on a case-by-case basis as the Proxy Committee deems appropriate or to the extent that a sub-adviser of a Fund makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.
(iii) Proxy Committee. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy is forwarded by Risk Metrics to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by Risk Metrics or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.
Voting decisions made by the Proxy Committee will be reported to Risk Metrics to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.
(iv) Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.
(v) Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.
(vi) Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing Risk Metrics to vote in accordance with the recommendation Risk Metrics makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (5) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (6) erecting information barriers around the person or persons making voting decisions; (7) voting in proportion to other shareholders (“mirror voting”); or (8) voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

(vii) Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least semi-annually to review the Procedures and the performance of Risk Metrics in exercising its proxy voting responsibilities.
(viii) Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Patrick McGuinnis and Erik Sens. Andrew Owen shall be a non-voting member and serve in an advisory capacity on the Proxy Committee. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.
4. Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.
5. Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than October 31 of each year (beginning October 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.
Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.
Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:
• The name of the issuer of the portfolio security;
• The exchange ticker symbol of the portfolio security;
• The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);
• The shareholder meeting date;
• A brief identification of the matter voted on;
• Whether the matter was proposed by the issuer or by a security holder;
• Whether the Fund cast its vote on the matter;
• How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and
• Whether the Fund cast its vote for or against management.
Form N-PX shall be made available to Fund shareholders through the SEC web site.
APPENDIX A
TO
PROXY VOTING POLICIES AND PROCEDURES
Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to Risk Metrics’ current U.S. and International proxy voting guidelines. Proxies for securities held by the Wells Fargo Advantage Social Awareness Fund related to social and environmental proposals will be voted pursuant to Risk Metrics’ current SRI Proxy Voting Guidelines. In addition, proxies related to issues not addressed by the specific guidelines below or by Risk Metrics’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees

THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.
FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.
FOR

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.
AGAINST

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.
WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.
WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
WITHHOLD

Ratification of Auditors

THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.
AGAINST/ WITHHOLD

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will consider shareholder proposals requiring companies to prohibit their auditors from engaging in non-audit services on a case-by-case basis (or cap level of non-audit services).	CASE-BY-CASE

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

Company Name Change/Purpose

THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.
FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.
FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.
FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.
AGAINST

Independent Board of Directors/Board Committees

THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.	FOR

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.
FOR

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.
WITHHOLD

THE FUNDS will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Minimum Stock Requirements by Directors

THE FUNDS will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.
AGAINST

Indemnification and Liability Provisions for Directors and Officers

THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.
FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.
AGAINST

Nominee Statement in the Proxy

THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.
AGAINST

Limitation on Number of Boards a Director May Sit On

THE FUNDS will withhold votes from directors who sit on more than six boards.	WITHHOLD

THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

Director Tenure/Retirement Age

THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.
AGAINST

The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications

THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.
CASE-BY-CASE

Loans to Officers

THE FUNDS will consider on a case-by-case basis proposals to authorize the corporation to make loans or to guarantee the obligations of officers of the corporation or any of its affiliates.	CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.
CASE-BY-CASE

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.
FOR

Contested Election of Directors or Trustees
Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
CASE-BY-CASE

In addition, decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis as proxy contests are governed by a mix of federal regulation, state law, and corporate charter and bylaw provisions.
CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.
CASE-BY-CASE

Removal of Directors

THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.
CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy. However, if the board is elected annually we will not support cumulative voting.
CASE-BY-CASE

Shareholders’ Right To Call A Special Meeting
Shareholder Ability to Act by Written Consent

Proposals providing that stockholder action may be taken only at an annual or special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case by case basis in accordance with the proxy voting guidelines.
CASE-BY-CASE

Board Size

THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.
FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.
WITHHOLD

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.
FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.
CASE-BY-CASE

Voting Rights

THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.
AGAINST

Dual Class/Multiple-Voting Stock

THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.
AGAINST

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

Supermajority Vote Provisions

THE FUNDS will generally consider on a case-by-case basis proposals to increase the shareholder vote necessary to approve mergers, acquisitions, sales of assets etc. and to amend the corporation’s charter or by-laws. The factors considered are those specified in the proxy guidelines.
CASE-BY-CASE

However, a supermajority requirement of 75% or more is abusive and THE FUNDS will vote against proposals that provide for them.	AGAINST

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation’s governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.

Confidential Voting

THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.
AGAINST

Equal Access to the Proxy

THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.
CASE-BY-CASE

Disclosure of Information

THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.
AGAINST

Annual Meetings

THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.
AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.
AGAINST

Technical Amendments to the Charter of Bylaws

THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.
FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.
CASE-BY-CASE

Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits

THE FUNDS will follow the Risk Metrics capital structure model in evaluating requested increases in authorized common stock. In addition, even if capital requests of less than or equal to 300% of outstanding shares fail the calculated allowable cap, THE FUNDS will evaluate the request on a case-by-case basis, potentially voting for the proposal based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Further, the company should identify what the stock increases are to be used for, i.e. a proposed stock split, issuance of shares for acquisitions, or for general business purposes.
CASE-BY-CASE

Also to be considered is whether the purpose of the proposed increase is to strengthen takeover defenses, in which case THE FUNDS will vote against the proposal. Such increases give management too much power and are beyond what a company would normally need during the course of a year. They may also allow management to freely place the shares with an allied institution or set the terms and prices of the new shares.
AGAINST

For reverse stock splits, THE FUNDS will generally vote for proposals to implement the split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized but unissued shares. The failure to reduce authorized shares proportionally to any reverse split has potential adverse anti-takeover consequences. However, such circumstances may be warranted if delisting of the company’s stock is imminent and would result in greater harm to shareholders than the excessive share authorization.
FOR

THE FUNDS will evaluate “Going Dark” transactions, which allow listed companies to de-list and terminate the registration of their common stock on a case-by-case basis, determining whether the transaction enhances shareholder value.
CASE-BY-CASE

THE FUNDS will generally vote in favor of forward stock splits.	FOR

Dividends

THE FUNDS will vote for proposals to allocate income and set dividends.	FOR

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.
AGAINST

In addition, THE FUNDS will vote for proposals to set director fees.	FOR

Reduce the Par Value of the Common Stock

THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

THE FUNDS will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.
FOR

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).
AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Finally, THE FUNDS will consider on a case-by-case basis proposals to modify the rights of preferred shareholders and to increase or decrease the dividend rate of preferred stock.	CASE-BY-CASE

Reclassification of Shares

THE FUNDS will consider proposals to reclassify a specified class or series of shares on a case-by-case basis.	CASE-BY-CASE

Preemptive Rights

THE FUNDS will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.
FOR

Share Repurchase Plans

THE FUNDS will vote for share repurchase plans, unless:	FOR

• there is clear evidence of past abuse of the authority; or	AGAINST

• the plan contains no safeguards against selective buy-backs.	AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.
CASE-BY-CASE

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, Risk Metrics evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. Risk Metrics will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.
FOR

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:	AGAINST

• plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.

THE FUNDS will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply a premium on full value awards for the past three fiscal years.
AGAINST

Even if the equity plan fails the above burn rate, THE FUNDS will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.
FOR

THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.	CASE-BY-CASE

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.
FOR

THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.	FOR

THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.
AGAINST

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.
CASE-BY-CASE

For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.
FOR

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.
CASE-BY-CASE

THE FUNDS will generally vote for retirement plans for directors.	FOR

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.	CASE-BY-CASE

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

Bonus Plans

THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.
CASE-BY-CASE

Deferred Compensation Plans

THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless
FOR

• the proposal is embedded in an executive or director compensation plan that is contrary to guidelines	AGAINST

Disclosure on Executive or Director Compensation
Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.
FOR

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
FOR

THE FUNDS will generally vote against proposals that seek to limit executive and director pay.	AGAINST

Golden and Tin Parachutes

THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity.

Among the arrangements that will be considered on their merits are:
CASE-BY-CASE

• arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

• guarantees of benefits if a key employee voluntarily terminates;

• guarantees of benefits to employees lower than very senior management; and

• indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

Reincorporation

THE FUNDS will evaluate a change in a company’s state of incorporation on a case-by-case basis. THE FUNDS will analyze the valid reasons for the proposed move, including restructuring efforts, merger agreements, and tax or incorporation fee savings. THE FUNDS will also analyze proposed changes to the company charter and differences between the states’ corporate governance laws.
CASE-BY-CASE

States have adopted various statutes intended to encourage companies to incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, and disgorgement provisions. THE FUNDS will examine reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features the company has adopted to determine whether the reincorporation is in shareholders’ best interests.
CASE-BY-CASE

In addition, THE FUNDS will also examine poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions in the context of a state’s corporate governance laws on a case-by-case basis.
CASE-BY-CASE

THE FUNDS will evaluate shareholder proposals requiring offshore companies to reincorporate into the United States on a case-by-case basis.	CASE-BY-CASE

Reincorporation proposals may have considerable implications for shareholders, affecting the company’s takeover defenses and possibly its corporate structure and rules of governance.

Stakeholder Laws

THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.
FOR

Mergers/Acquisitions and Corporate Restructurings

THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:
CASE-BY-CASE

• anticipated financial and operating benefits;

• offer price (cost versus premium);

• prospects for the combined companies;

• how the deal was negotiated;

• changes in corporate governance and their impact on shareholder rights.

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.
CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation,
CASE-BY-CASE

Appraisal Rights

THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal.	FOR

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies

THE FUNDS will vote mutual fund proxies on a case-by-case basis.	CASE-BY-CASE

Proposals may include, and are not limited to, the following issues:

• eliminating the need for annual meetings of mutual fund shareholders;

• entering into or extending investment advisory agreements and management contracts;

• permitting securities lending and participation in repurchase agreements;

• changing fees and expenses; and

• changing investment policies.

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size. Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund’s average net daily assets. In exchange for this consideration, the investment advisor manages the fund’s account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor’s corporate parent.

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund. As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund’s shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934; and the federal Investment Company Act of 1940.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS
Anthony Norris
Mr. Norris has been with Wells Capital Management or one of its predecessor firms since 1990. He is currently managing director, chief investment officer, and senior portfolio manager with London-based First International Advisors. Mr. Norris has been working in the investment management field since 1966.
Peter Wilson
Mr. Wilson has been with Wells Capital Management or one of its predecessor firms since 1989. He is currently managing director, chief operating officer, and senior portfolio manager with London-based First International Advisors. Mr. Wilson has been working in the investment field since 1978.
Niklas Nordenfelt, CFA
Mr. Nordenfelt has been with Wells Capital Management since 2003. He is currently a senior portfolio manager and co-manager of the Sutter High Yield Fixed Income team at Wells Capital Management. He began his investment career in 1991.
Phil Susser
Mr. Susser is currently a senior portfolio manager and co-manager of the Sutter High Yield Fixed Income team at Wells Capital Management. He began his investment career in 1995.
Richard Applebach, CFA
Mr. Applebach has been with Wells Capital Management or one of its affiliate firms since 2002. Mr. Applebach has been working in the investment management field since 1987.
Christopher Y. Kauffman, CFA
Mr. Kauffman has been with Wells Capital Management or one of its affiliate firms since 2003. Mr. Kauffman has been working in the investment management field since 1997.
OTHER FUNDS AND ACCOUNTS MANAGED
The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended October 31, 2010.
NOTE: Wells Fargo Advantage Multi-Sector Income Fund is not included in the numbers below for each Portfolio Manager except to list it at the top.

Other Accounts	#	$ mil	10/31/2010
WF Advantage Multi-Sector Income Fund — International portion of the Fund	1	$237,127.8
Tony Norris

	Other Registered Investment		Other Pooled Investment
I manage the following types of accounts:	Companies[1]		Vehicles[2]		Other Accounts[3]
Number of above accounts	8		1		19
Total assets of above accounts (millions)	$2,436.0	Mil	$177.5	Mil	$3,530.9	Mil
performance based fee accounts:

	Other Registered Investment		Other Pooled Investment
I manage the following types of accounts:	Companies[1]		Vehicles[2]		Other Accounts[3]
Number of above accounts	0		0		0
Total assets of above accounts (millions)	$0.0		$0.0		$0.0
Peter Wilson

	Other Registered Investment		Other Pooled Investment
I manage the following types of accounts:	Companies[1]		Vehicles[2]		Other Accounts[3]
Number of above accounts	8		1		19
Total assets of above accounts (millions)	$2,436.0	Mil	$177.5	Mil	$3,529.7	Mil
performance based fee accounts:

	Other Registered Investment		Other Pooled Investment
I manage the following types of accounts:	Companies[1]		Vehicles[2]		Other Accounts[3]
Number of above accounts	0		0		0
Total assets of above accounts (millions)	$0.0		$0.0		$0.0

[1]	Registered Investment Companies includes mutual funds and closed-end funds registered with the Securities and Exchange Commission.

[2]	Pooled Investment Vehicles includes non-registered investment vehicles such as Section 3(c)(7) companies, hedge funds, and common and collective trusts.

[3]	Other Accounts includes separately managed accounts and portfolio managers’ own personal discretionary accounts. See Footnote 20 to SEC Release No. 33-8458.

Other Accounts	#	$ mil	10/31/2010
WF Advantage Multi-Sector Income Fund — High Yield portion of the Fund	1	$484.5
Niklas Nordenfelt

	Other Registered		Other Pooled Investment
I manage the following types of accounts:	Investment Companies[1]		Vehicles[2]		Other Accounts[3]
Number of above accounts	6		4		20
Total assets of above accounts (Billions)	$2.2	billions	$0.5	billions	$1.4	billions

performance based fee accounts:

	Other Registered		Other Pooled Investment
I manage the following types of accounts:	Investment Companies[1]		Vehicles[2]		Other Accounts[3]
Number of above accounts	0		1		0
Total assets of above accounts (Billions)	$0.0		$0.3	billions	$0.0
Phil Susser

	Other Registered		Other Pooled Investment
I manage the following types of accounts:	Investment Companies[1]		Vehicles[2]		Other Accounts[3]
Number of above accounts	6		4		27
Total assets of above accounts (Billions)	$2.2	billions	$0.5	billions	$1.4	billions
performance based fee accounts:

	Other Registered		Other Pooled Investment
I manage the following types of accounts:	Investment Companies[1]		Vehicles[2]		Other Accounts[3]
Number of above accounts	0		1		0
Total assets of above accounts (Billions)	$0.0		$0.3	billions	$0.0

[1]	Registered Investment Companies includes mutual funds and closed-end funds registered with the Securities and Exchange Commission.

[2]	Pooled Investment Vehicles includes non-registered investment vehicles such as Section 3(c)(7) companies, hedge funds, and common and collective trusts.

[3]	Other Accounts includes separately managed accounts and portfolio managers’ own personal discretionary accounts. See Footnote 20 to SEC Release No. 33-8458.

Other Accounts	#	$ mil	10/31/2010
WF Advantage Multi-Sector Income Fund — ARMS portion of the Fund	1	$115,378.0
Richard Applebach, CFA

	Other Registered Investment	Other Pooled Investment
I manage the following types of accounts:	Companies[1]	Vehicles[2]	Other Accounts[3]
Number of above accounts	1	0	23
Total assets of above accounts (millions)	$1,207.5	$0.0	$942.8

performance based fee accounts:

	Other Registered Investment	Other Pooled Investment
I manage the following types of accounts:	Companies[1]	Vehicles[2]	Other Accounts[3]
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0
Christopher Kauffman, CFA

	Other Registered Investment	Other Pooled Investment
I manage the following types of accounts:	Companies[1]	Vehicles[2]	Other Accounts[3]
Number of above accounts	4	0	0
Total assets of above accounts (millions)	$5,479.5	$0.0	$0.0
performance based fee accounts:

	Other Registered Investment	Other Pooled Investment
I manage the following types of accounts:	Companies[1]	Vehicles[2]	Other Accounts[3]
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

[1]	Registered Investment Companies includes mutual funds and closed-end funds registered with the Securities and Exchange Commission.

[2]	Pooled Investment Vehicles includes non-registered investment vehicles such as Section 3(c)(7) companies, hedge funds, and common and collective trusts.

[3]	Other Accounts includes separately managed accounts and portfolio managers’ own personal discretionary accounts. See Footnote 20 to SEC Release No. 33-8458.
MATERIAL CONFLICTS OF INTEREST
The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.
To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.
Wells Capital Management
Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
First International Advisors
First International Advisors’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, First International Advisors has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
COMPENSATION
The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:
Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.
First International Advisors Compensation. The compensation structure for First International Advisors’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (First International Advisors utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3-and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.
BENEFICIAL OWNERSHIP OF THE FUND
The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of October 31, 2010:
     Wells Fargo Advantage Multi-Sector Income Fund

Anthony Norris	none
Peter Wilson	none
Niklas Nordenfelt	none
Phil Susser	none
Richard Applebach	none
Christopher Y. Kauffman	none
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.
The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.
The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.
ITEM 11. CONTROLS AND PROCEDURES
(a) The President and Treasurer have concluded that the Wells Fargo Advantage Multi-Sector Income Fund (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.
(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS
(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.
(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
  Wells Fargo Advantage Multi-Sector Income Fund

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	December 27, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	December 27, 2010

By:	/s/ Kasey L. Phillips

Kasey L. Phillips
Treasurer

Date:	December 27, 2010